UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement.

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

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Definitive Proxy Statement.

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Definitive Additional Materials.

☐
Soliciting Material Pursuant to §240.14a-12.

HYPERION DEFI, INC.

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2025 ANNUAL MEETING
AND PROXY STATEMENT
Monday, August 18, 2025
12:00 PM EDT
Virtual-Only at the following website address:
https://web.viewproxy.com/hypd/2025AM

23461 South Pointe Drive,
Suite 390
Laguna Hills, CA 92653

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 18, 2025

July 24, 2025
To the Stockholders of Hyperion DeFi, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Hyperion DeFi, Inc. (the “Company”) will be held on August 18, 2025. The virtual meeting will enable greater stockholder attendance and greater participation from any location around the world, improve meeting efficiency and our ability to communicate effectively with our stockholders, and reduce the cost and environmental impact of our annual meeting. You may attend the Annual Meeting online at the following website address: https://web.viewproxy.com/hypd/2025AM and by entering the 11-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting will begin at approximately 12:00 PM EDT, with login beginning at 11:45 AM EDT, via a live webcast on the Internet.
The Annual Meeting is called for the following purposes:
1.   To elect the five directors named in the accompanying proxy statement (the “Proxy Statement”) for one-year terms expiring in 2026 or until their successors have been elected and qualified (“Proposal 1”);
2.   To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 by the audit committee of the Company’s Board of Directors (the “Board of Directors” or the “Board”) (“Proposal 2”);
3.   To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”);
4.   To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the Proxy Statement as Annex A, to, at the discretion of the Board, increase the number of shares of common stock authorized for issuance thereunder from 300,000,000 shares to 600,000,000 shares and the number of shares of preferred stock authorized for issuance thereunder from 6,000,000 shares to 60,000,000 shares (“Proposal 4”);
5.   To approve an amendment to the Charter, in substantially the form attached to the Proxy Statement as Annex B, to enable stockholders of the Company to act by written consent in lieu of a meeting (“Proposal 5”);
6.   To approve amendments to the Company’s Amended and Restated 2018 Omnibus Stock Incentive Plan, as amended (the “2018 Plan”), in substantially the form attached to the Proxy Statement as Annex C, to reserve an additional 5,172,934 shares of common stock for issuance thereunder and to remove the annual limit on the grant date fair value of awards to any non-employee director, together with any cash fees paid during the year (“Proposal 6”);
7.   To approve the issuance of up to 394,236 shares of the Company’s common stock upon the exercise of warrants issued to a certain institutional investor pursuant to a Warrant Inducement Letter, dated January 16, 2025, as required by and in accordance with Nasdaq Listing Rule 5635(d) (“Proposal 7”);

8.   To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 4, 5 or 7 (“Proposal 8”); and
9.   To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
These matters are more fully described in the Proxy Statement accompanying this Notice. If you were a stockholder of record of Hyperion DeFi common stock as of the close of business on July 18, 2025, you are entitled to receive this Notice and vote at the Annual Meeting and any adjournments or postponements thereof, provided that our Board of Directors may fix a new record date for an adjourned meeting. Our stock transfer books will not be closed. A list of the stockholders entitled to vote at the meeting may be examined at our principal executive offices in Laguna Hills, California during ordinary business hours for the 10-day period preceding the meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the meeting at the Annual Meeting website.
On or about July 24, 2025, we will mail to our stockholders of record this proxy statement, the Notice of the Annual Meeting and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting.
You are cordially invited to virtually attend the Annual Meeting. Whether or not you expect to virtually attend, our Board of Directors respectfully requests that you vote your stock in the manner described in the Proxy Statement. You may revoke your proxy in the manner described in the Proxy Statement at any time before it has been voted at the meeting.
By Order of the Board of Directors of Hyperion DeFi, Inc.,
/s/ Michael Rowe

Michael Rowe
Acting Chairman of the Board
Laguna Hills, CA
Dated: July 24, 2025

HYPERION DEFI, INC.
PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 18, 2025

INFORMATION CONCERNING SOLICITATION AND VOTING	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
PROPOSAL 1: ELECTION OF DIRECTORS	7
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM	10
PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	12
PROPOSAL 4: APPROVAL OF THE CERTIFICATE OF AMENDMENT TO OUR CHARTER TO INCREASE THE NUMBER OF SHARES OF OUR AUTHORIZED COMMON STOCK AND PREFERRED STOCK	13
PROPOSAL 5: APPROVAL OF THE CERTIFICATE OF AMENDMENT TO OUR CHARTER TO ENABLE STOCKHOLDERS OF THE COMPANY TO ACT BY WRITTEN CONSENT IN LIEU OF A MEETING	16
PROPOSAL 6: APPROVAL OF AN AMENDMENT TO THE 2018 PLAN	17
PROPOSAL 7: APPROVAL OF ISSUANCE OF SHARES UPON EXERCISE OF WARRANTS	27
PROPOSAL 8: ADJOURNMENT OF ANNUAL MEETING	29
CORPORATE GOVERNANCE MATTERS	30
DIRECTOR COMPENSATION	36
AUDIT COMMITTEE REPORT	38
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	40
DELINQUENT SECTION 16(A) REPORTS	42
EXECUTIVE OFFICERS	43
EXECUTIVE COMPENSATION	44
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS	52
STOCKHOLDER PROPOSALS	54
HOUSEHOLDING MATTERS	54
ANNUAL REPORT ON FORM 10-K	54
OTHER MATTERS	55
ANNEX A	A-1
ANNEX B	B-1
ANNEX C	C-1

i

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 18, 2025
INFORMATION CONCERNING SOLICITATION AND VOTING
This proxy statement (the “Proxy Statement”), along with the accompanying notice of the 2025 annual meeting of stockholders (the “Annual Meeting”), is furnished to the holders of our common stock in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting to be held virtually on August 18, 2025 at 12:00 PM EDT at the following website address: https://web.viewproxy.com/hypd/2025AM, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). Only stockholders of record at the close of business on July 18, 2025 are entitled to notice of and to vote at the meeting. In this Proxy Statement, we refer to Hyperion DeFi, Inc. as “Hyperion DeFi,” “Company,” “we” and “us.”
We will begin mailing this proxy statement, the attached Notice, and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting on or about July 24, 2025 to our stockholders of record and beneficial owners as of the close of business on July 18, 2025, the record date for the Annual Meeting. This Proxy Statement and the Notice contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet.
Each holder of our common stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the meeting. Stockholder votes will be tabulated by persons appointed by our Board of Directors to act as inspectors of election for the meeting.
We bear the expense of soliciting proxies. Our directors, officers, and employees may also solicit proxies personally or by telephone, facsimile, or other means of communication. We do not intend to pay additional compensation for doing so. In addition, we might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to those beneficial owners.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Q:
Who may vote at the meeting?

A:
Our Board of Directors has set July 18, 2025 as the record date for the Annual Meeting. If you owned shares of our common stock at the close of business on July 18, 2025, you may virtually attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of the close of business on July 18, 2025, there were 5,603,034 shares of our common stock outstanding and entitled to vote at the meeting.

Q:
Why are we having a virtual only meeting?

A:
The Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management, as time permits.

Q:
How do I attend the meeting?

A:
We will host the Annual Meeting live via the Internet. You will not be able to attend the meeting in person. Participation in and attendance at the Annual Meeting is limited to stockholders as of the close of business on July 18, 2025. Such stockholders can listen to and participate in the Annual Meeting live via the Internet at https://web.viewproxy.com/hypd/2025AM. The webcast will begin at 12:00 PM EDT, on August 18, 2025. Online access will begin at 11:45 AM EDT, and we encourage you to access the Annual Meeting prior to the start time.

A list of the stockholders entitled to vote at the Annual Meeting may be examined at our principal executive offices in Laguna Hills, California during ordinary business hours for the 10-day period preceding the meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the meeting at the Annual Meeting website.
To participate in the Annual Meeting, you will need the 11-digit control number found on your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting. If you encounter difficulties accessing the virtual meeting, please call the technical support number (866) 612-8937. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at Virtualmeeting@viewproxy.com.
Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, a stockholder of record. As a stockholder of record, you have the right to virtually attend and vote at the meeting. To participate in the Annual Meeting, you will need the 11-digit control number found on your Notice, your proxy card or the instructions that accompany your proxy materials.

If your shares are held in a brokerage account, bank, or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. In that case, the Notice or proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instructions included in the Notice or proxy materials. You also are invited to virtually attend and vote at the Annual Meeting, and should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting.

Q:
What is the quorum requirement for the meeting?

A:
A majority of our outstanding shares of capital stock entitled to vote as of the record date must be present virtually at the Annual Meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

•
Are present virtually and entitled to vote at the meeting;

•
Properly submitted a Proxy Card or Voter Instruction Card; or

•
Do not provide your broker with instructions on how to vote, but the broker submits your proxy nonetheless.

If you are present virtually or by proxy at the Annual Meeting, but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Broker non-votes are also counted for purposes of determining whether a quorum exists. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, and the brokerage firm cannot vote such person’s shares because the brokerage firm does not have discretionary voting authority on that matter or because the brokerage firm chooses not to vote on a matter for which it does have discretionary voting authority.
Proposals 1, 3, 5, 6 and 7 (as defined below) are proposals for which brokers do not have discretionary voting authority. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote with respect to these proposals and those non-votes will be counted as “broker non-votes.” Proposals 2, 4 and 8 (as defined below) are considered to be discretionary, and your brokerage firm will be able to vote on these proposals even if it does not receive instructions from you, so long as it holds your shares in its name.
Q:
What proposals will be voted on at the meeting?

A:
The eight proposals to be voted on at the Annual Meeting are as follows:

1.
To elect the five directors named in the Proxy Statement for one-year terms expiring in 2026 or until their successors have been elected and qualified (“Proposal 1”);

2.
To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 by the audit committee of the Company’s Board of Directors (“Proposal 2”);

3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”);

4.
To approve an amendment to the Company’s Charter, in substantially the form attached to the Proxy Statement as Annex A, to, at the discretion of the Board, increase the number of shares of common stock authorized for issuance thereunder from 300,000,000 shares to 600,000,000 shares and the number of shares of preferred stock authorized for issuance thereunder from 6,000,000 shares to 60,000,000 shares (“Proposal 4”);

5.
To approve an amendment to the Charter, in substantially the form attached to the Proxy Statement as Annex B, to enable stockholders of the Company to act by written consent in lieu of a meeting (“Proposal 5”);

6.
To approve amendments to the 2018 Plan, in substantially the form attached to the Proxy Statement as Annex C, to reserve an additional 5,172,934 shares of common stock for issuance thereunder and to remove the annual limit on the grant date fair value of awards to any non-employee director, together with any cash fees paid during the year (“Proposal 6”);

7.
To approve the issuance of up to 394,236 shares of the Company’s common stock upon the exercise of warrants issued to a certain institutional investor pursuant to a Warrant Inducement Letter, dated January 16, 2025, as required by and in accordance with Nasdaq Listing Rule 5635(d) (“Proposal 7”); and

8.
To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 4, 5 or 7 (“Proposal 8”).

We will also consider any other business that properly comes before the Annual Meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the proxy named in the Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.
Q:
What Vote is Required to Approve Each Proposal and How are Votes Counted?

A:
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal No.	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Directors will be elected by a plurality of the votes cast by the holders of shares present or represented by proxy and entitled to vote on the election of directors. The five nominees receiving the most “For” votes will be elected as directors.	No effect	No effect
2	Ratification of the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.	Against	Not Applicable(1)
3	Approval, on an advisory basis, of the compensation of our named executive officers	“For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter.	Against	No effect
4	Authorized share increase	“For” votes from the holders of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting.	No effect	No effect
5	Charter amendment to allow stockholders to act by written consent in lieu of a meeting	“For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter.	Against	No effect
6	Amendments to 2018 Plan	“For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter.	Against	No effect
7	Approval of the issuance of up to 394,236 shares of the Company’s common stock as	“For” votes from the holders of a majority of the shares present in person or	Against	No effect

Proposal No.	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
	required by and in accordance with Nasdaq Listing Rule 5635(d)	represented by proxy and entitled to vote on the matter.
8	Adjournment	“For” votes from the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter.	Against	Not Applicable(1)

(1)
Under applicable exchange rules, this proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or agent that holds your shares, your broker, bank or other such agent has discretionary authority to vote your shares on this proposal. Any failure by a broker, bank or other agent to vote a share over which it exercises discretion will have the same effect as a vote against the proposal.

Q:
Can I access these proxy materials on the Internet?

A:
Yes. The Notice of Annual Meeting, Proxy Statement, and 2024 Annual Report to Stockholders (including the 2024 Annual Report on Form 10-K) are available for viewing, printing, and downloading at https://web.viewproxy.com/hypd/2025AM. Our Annual Report on Form 10-K for the year ended December 31, 2024 is also available under the Investors — Financials — SEC Filings section of our website at www.hyperiondefi.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on https://web.viewproxy.com/hypd/2025AM at least until the conclusion of the meeting. None of the information on or that can be accessed through our website is incorporated by reference in this Proxy Statement.

Q:
How may I vote my shares at the virtual meeting?

A:
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to virtually attend and vote at the meeting. To participate in the Annual Meeting, you will need the 11-digit control number found on your proxy card or the instructions that accompany your proxy materials. To vote at the Annual Meeting, please follow the instructions that will be available on the Annual Meeting website during the Annual Meeting.

If your shares are held in a brokerage account, bank, or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to virtually attend and vote at the Annual Meeting, and should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting.
Q:
How can I vote my shares without virtually attending the meeting?

A:
If your common stock is held by a broker, bank, nominee, or trustee, they should send you instructions that you must follow in order to have your shares voted.

If you hold shares in your own name, you may vote by proxy in any one of the following ways:
•
Via the Internet by accessing the proxy materials on the secured website www.AALvote.com/hypd and following the voting instructions on that website;

•
Via telephone by calling toll free 1-866-804-9616 and following the recorded instructions; or

•
Pursuant to the instructions provided in the Notice and completing, dating, signing, and returning the Proxy Card that you receive by mail.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’

instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 PM EDT on August 17, 2025. Of course, you can always virtually attend the Annual Meeting and vote your shares. If you submit or return a Proxy Card without giving specific voting instructions, your shares will be voted as recommended by our Board, as permitted by law.
Q:
How can I change my vote after submitting it?

A:
If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

•
Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 23461 South Pointe Drive, Suite 390, Laguna Hills, CA 92653 at or before the taking of the vote at the meeting;

•
Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 23461 South Pointe Drive, Suite 390, Laguna Hills, CA 92653 at or before the taking of the vote at the meeting;

•
Virtually attending the meeting and voting at the virtual meeting (although virtual attendance at the meeting will not in and of itself constitute a revocation of a proxy); or

•
If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM EDT on August 17, 2025.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or other holder of record. You may also vote at the virtual meeting by following the instructions provided by your bank, broker or other holder of record to participate in the Annual Meeting.
Q:
Where can I find the voting results of the meeting?

A:
We plan to announce the preliminary voting results at the Annual Meeting. We will publish the results in a Form 8-K filed with the SEC within four business days after the meeting.

Q:
For how long can I access the proxy materials on the Internet?

A:
The Notice of Annual Meeting and Proxy Statement, 2024 Annual Report to Stockholders, and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are also available, free of charge, in PDF and HTML format under the Investors — Financials — Annual Meeting Materials section of our website at www.hyperiondefi.com and will remain posted on this website at least until the conclusion of the meeting.

PROPOSAL 1:
ELECTION OF DIRECTORS
Nominees
Our Board of Directors currently consists of five members, each of whom serve for a one-year term or until a successor has been elected and qualified.
If you are a stockholder of record, unless you mark your proxy card to withhold authority to vote, the proxy holder will vote the proxies received by it for the director nominees named below, each of whom is currently a director and each of whom has consented to be named in this Proxy Statement and to serve if elected. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, your proxy will be voted for any nominee designated by our Board to fill the vacancy. We do not expect that any of the nominees will be unable or will decline to serve as a director. If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, your broker may not vote your shares on the election of directors. Therefore, it is important that you vote.
On June 26, 2025, our Board voted to nominate Michael Rowe, Michael Geltzeiler, Rachel Jacobson, Hyunsu Jung, and Ellen Strahlman, M.D. for election at the Annual Meeting for a term of one year to serve until the 2026 annual meeting of stockholders, or until their respective successors have been elected and qualified. Mr. Geltzeiler has indicated to us his intention to retire from the Board during the fall of 2025. We intend to appoint a successor to Mr. Geltzeiler who will have both financial expertise and expertise in the cryptocurrency industry.
The name of and certain information regarding each director nominee as of July 18, 2025 is set forth below. This information is based on data furnished to us by the directors. There is no family relationship between any director, executive officer, or person nominated to become a director or executive officer. The business address for each nominee for matters regarding the Company is 23461 South Pointe Drive, Suite 390, Laguna Hills, CA 92653.
Name of Director Nominee	Age	Positions with the Company	Director Since
Michael Rowe	63	Chief Executive Officer, Director and Acting Chair of the Board	August 2022
Michael Geltzeiler	66	Director	November 2023
Rachel Jacobson	51	Director	February 2022
Hyunsu Jung	29	Chief Investment Officer and Director	June 2025
Ellen Strahlman, M.D.	67	Director	July 2022
Director Nominees
Michael Rowe — Chief Executive Officer, Director and Acting Chair of the Board
Michael Rowe has been the Chief Executive Officer and a member of the Board of Directors since August 2022. Mr. Rowe has served as the acting Chair of the Board since June 2025. Prior to these roles, he served as the Company’s Corporate Vice President from 2018 to 2021 and the Chief Operating Officer from 2021 until being named Chief Executive Officer. Previously, Mr. Rowe was the Executive Director of Marketing for Aerie Pharmaceuticals Inc., where he was pivotal in the commercialization of their glaucoma franchise. Before that, Mr. Rowe spent 12 years at Allergan plc, where he found the health economics department, led strategic planning and new pharmaceutical and device product commercialization for the global glaucoma franchise and found the competitive intelligence function across the company. During this time, Mr. Rowe also served as the Company’s liaison with Senju Pharmaceuticals and was instrumental in the successful launch of multiple glaucoma products in the Japanese market.
Mr. Rowe received his B.A. in Psychology from the State University of New York, Stony Brook and his Masters of Science in Experimental Psychology and Ergonomics from Rensselaer Polytechnic Institute.
We believe Mr. Rowe’s experience as an executive of the Company and as our Chief Executive Officer is valuable to the Company and qualifies him to serve as one of our directors.

Michael Geltzeiler — Director
Mr. Geltzeiler has been a member of the Board of Directors since November 2023. Mr. Geltzeiler brings to the Board significant expertise as a chief financial officer of public companies. Mr. Geltzeiler served as Chief Financial Officer at ADT Corporation from November 2013 — June 2016. Prior to that, Mr. Geltzeiler served as Chief Financial Officer of NYSE Euronext from June 2008 — November 2013. Mr. Geltzeiler served as a director of Cypress Creek Renewables, a private company, from October 2018 to December 2021.
Mr. Geltzeiler holds a Bachelor of Science in Accounting from the University of Delaware and a Master of Business Administration in Finance from New York University’s Stern School of Business.
We believe Mr. Geltzeiler’s significant experience as a Chief Financial Officer of companies including ADT Corporation, Euronext and Readers Digest, and his extensive finance background, is valuable to the Company and qualifies him to serve as one of our directors.
Rachel Jacobson — Director
Ms. Jacobson has been a member of the Board of Directors since February 2022. Ms. Jacobson brings to the Board significant expertise in business development and marketing, having served in leadership positions at major global sports organizations including the Drone Racing League (“DRL”) and the National Basketball Association (“NBA”). Ms. Jacobson most recently served as the President, Business Ventures & Partnerships at Infinite Reality from June 2024 through March 2025 (with the acquisition of DRL and successful transition into the parent company, Ms. Jacobson has recently left Infinite Reality to return back to her passion of building high performing sports properties and global companies). Prior to the acquisition, from April 2020 through June 2024, Ms. Jacobson served as President of DRL, the world’s premier, professional drone racing property, where she spearheaded global partnerships and media rights deals, and led the marketing and business development teams. Bringing to DRL her legacy of creating transformative partnerships with leading sports and technology brands, Ms. Jacobson has forged groundbreaking partnerships with organizations including Algorand, Google, T-Mobile, New Balance, the U.S. Air Force, Pfizer and others. Laser focused on making a global, philanthropic impact, she also expanded the league’s DRL Academy STEM program to create new, interactive drone racing curriculum for students around the world.
Prior to DRL, she served as the Chief Business Development Officer at Landit, Inc., the market leader in personalized career pathing technology to increase the success and engagement of women and diverse groups in the workplace. Before that, she spent 21 years at the NBA, where she oversaw business development, licensing, marketing, account management, event planning, and held several other roles during her tenure. As their SVP of Global Partnerships, she closed partnership sales and secured global partnerships with some of the world’s most prominent companies including PepsiCo, Inc., ExxonMobil Corporation, Under Armour, Inc., Marriott International Inc., Harman International Industries, Kaiser Permanente and other Fortune 500 companies. Ms. Jacobson has received numerous industry accolades, including being named a Fortune’s Most Powerful Women member, Cynopsis Top Women in Media’s “Innovator & Disruptor,” TechStars Sports Accelerator Mentor and a recipient of Sports Business Journal’s 40 Under 40 Award. She is a charter member of the W.O.M.E.N. Mentoring Program, where she helps other professional women advance their careers through leadership training. Ms. Jacobson is a graduate of the Cornell University School of Hotel & Business Management.
We believe Ms. Jacobson’s significant experience in business development and marketing is valuable to the Company and qualifies her to serve as one of our directors.
Hyunsu Jung — Director
Hyunsu Jung has been the Chief Investment Officer and a member of the Board of Directors since June 2025. Prior to joining the Company, from June 2021 to June 2025, Mr. Jung was a Portfolio Manager at DARMA Capital, an $1B+ asset manager registered with the CFTC and NFA. Prior to that, Mr. Jung was a Consultant at EY-Parthenon from October 2018 to June 2021, where he drove Finance and Digital Transformation for major enterprise M&A deals. Mr. Jung earned his B.A. from Vassar College in 2018.

We believe Mr. Jung’s finance background and investment experience, particularly with respect to digital assets, qualifies him to serve as one of our directors.
Ellen Strahlman, M.D., MHSc — Director
Dr. Strahlman has been a member of the Board of Directors since July 2022. Dr. Strahlman brings to the Board significant experience in public company board service as well as C-suite leadership in life sciences product innovation, development, and commercialization. She has served on the Board of Directors of Altria Group (NYSE: MO) since November 2020, and Chair of the Innovation Committee since May 2024. Dr. Strahlman served as a director of Syncona Limited (LSE: SYNC.L), from 2015 – 2025, and chaired the Audit and Compensation Committees during that service, having previously served as a director of Syncona Partners, LLP. During her service on the Eyenovia Board, she has also chaired the Audit and Compensation Committees. In addition to her corporate board service, Dr. Strahlman serves as a visiting professor at the University of Turku in Finland. Dr. Strahlman previously served as Executive Vice President, Research & Development and Chief Medical Officer of Becton, Dickinson and Company (“BD”) (NYSE: BDX), a leading global medical technology company, from 2013 until 2018. Before joining BD, she served as Senior Vice President and Chief Medical Officer for GlaxoSmithKline, plc (“GSK”) from 2008 to 2013, spending her last year at GSK as Senior Advisor to the CEO, leading GSK’s Global Health Programs. Prior to 2008, Dr. Strahlman held senior executive leadership roles in global product development and commercialization and business development at Pfizer, Inc., Novartis AG, Virogen Limited, and Merck & Co., Inc. She was the Senior Vice President for Research & Development and Chief Medical Officer for Bausch & Lomb from 1995 to 2000.
Dr. Strahlman has been recognized for her industry leadership, particularly regarding product innovation. While at BD, the company was selected as the Outstanding Corporate Innovator in 2015 by the Product Development & Management Association. Bausch & Lomb received the same award during her tenure. Known for her high standards of integrity in business, Dr. Strahlman was chosen to serve as Industry Representative on the FDA/CDER Dermatology and Ophthalmology Advisory Committee (DODAC), from 2008 to 2013.
Dr. Strahlman earned a B.A. from Harvard University in biochemistry and an M.D. from the Johns Hopkins School of Medicine. She is an American Board of Ophthalmology board-certified ophthalmologist, having trained at the Wilmer Eye Institute from 1984 to 1987. She was awarded a Carnegie Mellon Public Health Fellowship in 1987, during which she earned an M.H.Sc. in Epidemiology from the Bloomberg School of Public Health from 1987 to 1989.
We believe Dr. Strahlman’s extensive executive experience in life science companies is valuable to the Company and qualifies her to serve as one of our directors.
Required Vote
Provided there is a quorum for the meeting, the director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them shall be elected as directors. Votes withheld will have no legal effect on the election of directors. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of Proposal 1.
Our Board of Directors unanimously recommends that stockholders vote FOR all the director nominees listed above.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors, including its Audit Committee, has selected and appointed CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025, and recommends that stockholders vote for the ratification of such appointment. CBIZ was engaged as the Company’s independent registered public accounting firm in May 2025. CBIZ has advised us that it does not have, and has not had, any direct or indirect financial interest in the Company that impairs its independence under SEC rules. Notwithstanding the selection, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in the Company’s best interests and the best interests of our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider, but might not change, its selection.
Representatives of CBIZ are expected to be present virtually at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Change in Certifying Accountant
CBIZ acquired the attest business of Marcum LLP (“Marcum”), our independent registered public accounting firm for the fiscal year ended December 31, 2024, effective November 1, 2024. Marcum continued to serve as the Company’s independent registered public accounting firm through May 2, 2025. On May 2, 2025, Marcum resigned as our independent registered public accounting firm, and CBIZ was engaged to serve as our independent registered public accounting firm for the year ending December 31, 2025, effective immediately. The engagement of CBIZ was approved by the Audit Committee. The services previously provided by Marcum will now be provided by CBIZ.
The audit reports of Marcum on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal years ended December 31, 2024 and 2023 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.
During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through May 2, 2025, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum would have caused them to make reference thereto in connection with their reports on the financial statements for such years and (ii) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) other than the two material weaknesses that existed as of December 31, 2024 disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as amended, which the Company is taking steps to remediate.
During the fiscal years ended December 31, 2024 and 2023, and through May 2, 2025, neither the Company nor anyone on its behalf consulted with CBIZ CPAs regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ CPAs concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
We provided Marcum with our disclosures in the Current Report on Form 8-K disclosing the resignation of Marcum and our engagement of CBIZ and requested Marcum to furnish a letter addressed to the SEC stating whether or not it agreed with such disclosures. A copy of Marcum’s letter, dated May 2, 2025, was filed as Exhibit 16.1 to a Current Report on Form 8-K filed with the SEC on May 2, 2025.

Required Vote
Provided there is a quorum for the meeting, ratification of the appointment of CBIZ as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares represented at the meeting which are entitled to vote on the proposal. Abstentions will have the same effect as a vote against this proposal. Because the ratification of the appointment of CBIZ is considered a “routine” matter on which brokers may vote without specific instructions from the customer, no broker non-votes are expected in connection with this proposal.
Our Board of Directors unanimously recommends that stockholders vote FOR the ratification of the appointment of CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

PROPOSAL 3:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are entitled to vote to approve, on an advisory basis, not less frequently than once every three years, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules, commonly referred to as a “say-on-pay vote.” Accordingly, we are asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers is disclosed in the section titled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section under the same heading. We believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and motivate these executive officers to achieve our business objectives and to lead us in a competitive environment.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of the “named executive officers” of Hyperion DeFi, Inc., as disclosed in the section titled “Executive Compensation” in the proxy statement for the Hyperion DeFi, Inc. 2025 Annual Meeting of stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”
Required Vote
The affirmative vote of the holders of a majority of the shares deemed present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described herein. Because the vote is advisory, it will not be binding on us, the Board or the Board’s compensation committee (the “Compensation Committee”). Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board and our Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of Proposal 3. Abstentions will be counted toward the vote total for Proposal 3 and will have the same effect as “AGAINST” votes.
Our Board of Directors unanimously recommends that stockholders vote “FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers, as described in this Proxy Statement.

PROPOSAL 4:
APPROVAL OF THE CERTIFICATE OF AMENDMENT TO
OUR CHARTER TO INCREASE THE NUMBER OF
SHARES OF OUR AUTHORIZED COMMON STOCK AND PREFERRED STOCK
Overview
On June 26, 2025, our Board unanimously approved and recommended that our stockholders approve an amendment to our Charter to, at the discretion of the Board, increase the number of authorized shares of our common stock from 300,000,000 shares to 600,000,000 shares and the number of authorized shares of our preferred stock from 6,000,000 shares to 60,000,000 shares within one year after the conclusion of the Annual Meeting. As of July 8, 2025, there were 5,304,868 shares of common stock issued and outstanding, no shares of common stock held as treasury stock, 5,435,898 shares of preferred stock issued and outstanding, and 50,445,913 shares of our common stock reserved for issuance in connection with the following:
•
the exercise of outstanding warrants to purchase 33,820,789 shares of common stock;

•
16,307,694 shares of common stock issuable upon the conversion of 5,435,898 shares of issued and outstanding Series A preferred stock;

•
the exercise and/or vesting of outstanding awards in the aggregate amount of 290,244 shares of common stock under our 2014 Equity Incentive Plan, as amended, and our Amended and Restated 2018 Omnibus Stock Incentive Plan, as amended (together, the “Equity Plans”); and

•
the granting of future awards in the aggregate amount of 27,186 shares of common stock under our Equity Plans.

As of July 8, 2025, 244,249,219 authorized shares of common stock remained available for future issuance, and 564,102 authorized shares of preferred stock remained available for future issuance. Accordingly, our Board unanimously determined it was advisable and in the best interest of the stockholders and the Company to amend our Charter to increase the number of authorized shares of common stock and preferred stock (the “Share Increase”) and directed that it be submitted for approval by the stockholders at the Annual Meeting in light of the time and expense that would otherwise be required to convene a special meeting for consideration of the proposed amendment at a later time. The form of the proposed amendment to the Charter to effect the Share Increase is attached to this Proxy Statement as Annex A.
The amendment would increase the number of shares of common stock the Company is authorized to issue by 300,000,000 shares and would increase the number of authorized shares of common stock available for future issuance to 544,249,219. The amendment would also increase the number of shares of preferred stock the Company is authorized to issue by 54,000,000 shares and would increase the number of authorized shares of preferred stock available for future issuance to 54,564,102. Thus, if this proposal is approved by our stockholders, our total authorized capital stock would increase from 306,000,000 to 660,000,000. The additional shares of common stock proposed to be authorized under this proposal would have rights identical to our currently outstanding shares of common stock. The additional shares of preferred stock proposed to be authorized under this proposal would have rights as delineated in the applicable certificate of designations. This description is qualified in its entirety by reference to the complete text of the certificate of amendment to our Charter, which is attached as Annex A to this Proxy Statement and incorporated into this proposal by reference.
Reasons for Increasing the Number of Authorized Shares of Common Stock
Our Board believes that the increase in our authorized shares of common stock and preferred stock will provide us with the ability to support our future anticipated growth and would provide us with greater flexibility to consider and respond to future business opportunities and needs as they arise, including equity financings. The availability of additional shares of common stock and preferred stock would permit us to undertake certain of the foregoing actions without the delay and expense associated with holding a special meeting of our stockholders to obtain stockholder approval each time such an opportunity arises. Unless and until we can generate sufficient revenues, we expect to finance our cash needs in whole or in part through equity offerings. If the authorization of the Share Increase is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining stockholder approval at that time could impair our ability to meet our objectives.
Possible Effects of Increasing the Number of Authorized Shares of Common Stock and Preferred Stock
Except for the conversion or exercise of outstanding convertible or exercisable securities (which conversion or exercise would be at the option of the respective holders) and the utilization of our at-the-market sales facility from time to time, we currently have no definitive arrangements to issue any authorized but unissued shares of our common stock, and we currently have no plans, proposals, arrangements, or understandings to issue any authorized but unissued shares of our preferred stock. However, these additional authorized shares could be used in the future for various purposes without further stockholder approval, except as such approval may be required in particular cases by our organizational documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed.
Notwithstanding the foregoing, authorized but unissued shares of common stock may enable our Board to render more difficult or to discourage an attempt to obtain control of the Company. One of the consequences of such an action would be to protect the continuity of or entrench our management. This may adversely affect the market price of our common stock. If, in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal were not in the best interest of the Company, such shares could be issued by the Board without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transactions by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. We have no current intention to issue shares for anti-takeover purposes.
Failure to approve this proposal could have adverse results for, and effects on, the Company. Without a reasonable amount of authorized shares available to us for issuance, we may not have the ability to raise additional capital, establish strategic relationships with other companies or expand our business or product lines through acquisition. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled scientific, commercial and managerial employees, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals.
Effectiveness of Amendment
The Share Increase, if approved by our stockholders, would become effective upon the filing and effectiveness of the certificate of amendment, the form of which is attached hereto as Annex A, with the Secretary of State of the State of Delaware. No other sections of the Charter would change pursuant to the Share Increase. Such filing would take place only in the event the Board determines, following approval by our stockholders, that it remains in the best interest of the Company and its stockholders to effect the Share Increase. The exact timing of the filing of the amendment to effect the Share Increase, however, will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders; provided, however, that the Share Increase amendment must be effective within one year after the conclusion of the Annual Meeting. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Share Increase amendment if, at any time prior to the filing of the Share Increase amendment with the Secretary of State of the State of Delaware, our Board, in its sole discretion, determines that it is no longer in our Company’s best interest or the best interest of our stockholders to proceed with the Share Increase.
Dissenters’ Rights of Appraisal
Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Share Increase, and we will not independently provide our stockholders with any such right.

Required Vote
The affirmative vote of a majority of the votes cast affirmatively or negatively is required to approve Proposal 4. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of Proposal 4. Abstentions will be counted toward the vote total for Proposal 4 and will have the same effect as “AGAINST” votes.
Should this proposal be approved by our stockholders, the Board would, in its discretion, choose whether to implement it, subject to its discretion to determine that the proposal is not in the best interest of the Company or its stockholders.
Our Board of Directors unanimously recommends that stockholders vote “FOR” the proposal to approve the amendment to the Charter to implement the Share Increase, at our Board’s discretion.

PROPOSAL 5:
APPROVAL OF THE CERTIFICATE OF AMENDMENT TO
OUR CHARTER TO ENABLE STOCKHOLDERS OF
THE COMPANY TO ACT BY WRITTEN CONSENT IN LIEU OF A MEETING
Section 228(a) of the Delaware General Corporation Law provides that unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
The Board is committed to strong corporate governance and believes in maintaining policies and practices that serve the best interests of all of the Company’s stockholders. The current Charter, as amended, does not permit stockholder action by written consent. The Board recognizes that the use of written consents gives stockholders the flexibility of adopting resolutions without the expense of a stockholders’ meeting. Consistent with the Board’s track record of taking proactive measures to enhance stockholder rights and commitment to maintaining exemplary corporate governance practices, the Board believes that it is in the best interests of the Company and its stockholders to approve an amendment to the Charter to allow for any action required or permitted to be taken by the Company’s stockholders to be effected by written consent.
The form of amendment to the Charter allowing for stockholder action by written consent is attached to this Proxy Statement as Annex B.
Effect of Vote in Favor of Proposal 5
If Proposal 5 is approved by the Company’s stockholders, the Company intends to file the certificate of amendment, the form of which is attached hereto as Annex B, with the Secretary of State of Delaware as soon as practicable thereafter. The Board may, at any time prior to effectiveness, abandon the certificate of amendment without further action by the stockholders or the Board (even if the requisite stockholder vote is obtained).
Required Vote
Approval of the Proposal 5 requires the affirmative vote of a majority of the shares deemed present in person or represented by proxy and entitled to vote at the Annual Meeting. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of Proposal 5. Abstentions will be counted toward the vote total for Proposal 5 and will have the same effect as “AGAINST” votes.
Our Board of Directors unanimously recommends that stockholders vote “FOR” the proposal to approve the amendment to the Charter to allow stockholders to act by written consent in lieu of a meeting.

PROPOSAL 6:
APPROVAL OF AN AMENDMENT TO THE 2018 PLAN
General
Our Board of Directors is requesting that our stockholders approve amendments to the 2018 Plan, which amendments were approved by the Board of Directors on June 26, 2025 and July 23, 2025, effective upon approval by our stockholders at the Annual Meeting. If this proposal is approved, the number of shares authorized for issuance of awards under the 2018 Plan will be increased from 433,750 to [5,606,684] shares of common stock, and the value of the annual compensation to be paid to our non-employee directors will no longer be limited to $150,000.
As of July 8, 2025, a total of 27,186 shares of our common stock remained available for issuance under the 2018 Plan; options to purchase a total of 44,704 shares of common stock remained outstanding; and restricted stock units for the issuance of a maximum of 236,651 shares of our common stock were outstanding. As of July 8, 2025, a total of 125,265 shares of our common stock had been issued upon the exercise of options and vesting of other equity awards granted under the 2018 Plan.
Reasons for Amendment of the Plan
Our Board of Directors, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2018 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under the 2018 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board of Directors believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2018 Plan (as of July 18, 2025) is not sufficient for future granting needs. Our Board of Directors currently believes that if the amendment to the 2018 Plan is approved by stockholders, the 5,606,684 shares available for issuance under the 2018 Plan will result in an adequate number of shares of common stock being available for future awards under the 2018 Plan for one additional year following the current year.
In addition, in light of recent updates to the Company’s business strategy and the time and effort that will be needed to guide the Company through such transition, the Board of Directors and management believe that it is appropriate to remove the annual limit on the grant date fair value of awards to any non-employee director, together with any cash fees paid during the year.
The Board of Directors unanimously approved the amendments to the 2018 Plan on June 26, 2025 and July 23, 2025. As of July 8, 2025, approximately 10 employees, one consultant and three non-employee directors were eligible to participate in the 2018 Plan. The closing price of the Company’s common stock on The Nasdaq Capital Market (“Nasdaq”) on July 23, 2025 was $9.32.
Required Vote
Provided there is a quorum for the meeting, approval of the amendments to the 2018 Plan requires the affirmative vote of a majority of the shares represented at the meeting which are entitled to vote on the proposal. Abstentions will have the same effect as a vote against this proposal. Under applicable exchange listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENTS TO THE 2018 PLAN TO INCREASE BY 5,172,934 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED AND TO REMOVE THE ANNUAL LIMIT ON THE VALUE OF EQUITY AWARDS, TAKEN TOGETHER WITH CASH COMPENSATION, AWARDED TO NON-EMPLOYEE

DIRECTORS FOR SERVICE ON THE BOARD OF DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENTS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
Summary of Material Features of the 2018 Plan, as Amended
Following is a summary of the principal features of the 2018 Plan, as amended, which assumes this Proposal 6 is approved by the Company’s stockholders. This summary is qualified in its entirety by reference to the text of the Amended and Restated 2018 Plan, a copy of which is attached as Annex C to this Proxy Statement.
Key Provisions
Following are the key provisions of the 2018 Plan, as amended:
Provisions of the 2018 Plan, as amended	Description
Share Reserve:
Total of 5,606,684 shares of the Company’s common stock.
The reserved shares will be reduced by one share for each share granted pursuant to awards awarded under the 2018 Plan, as amended. To the extent cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, the Company will be deemed to have issued the number of shares of common stock which it was entitled to issue upon such exercise.

Award Types:	• Incentive and nonstatutory stock options • Stock appreciation rights (“SARs”) • Restricted stock awards • Restricted stock unit awards (“RSUs”) • Dividend equivalent rights
Vesting:	Determined by our Board of Directors or a committee designated by our Board, subject to a minimum twelve month vesting schedule.
Repricing:	Repricing of outstanding stock awards is not permitted without the approval of the Company’s stockholders, except for certain proportionate capitalization adjustments as set forth in the 2018 Plan.
Non-Employee Director Award Limits	The maximum value of awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), is not subject to a dollar limitation.
2018 Plan, as amended, Termination Date:	March 31, 2031
Administration
In accordance with the terms of the 2018 Plan, as amended, our Board of Directors has authorized our Compensation Committee to administer the 2018 Plan. The Compensation Committee may delegate part of its authority and powers under the 2018 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934. In accordance with the provisions of the 2018 Plan, our Compensation Committee determines the terms of awards, including:
•
which employees, directors and consultants will be granted awards;

•
the number of shares subject to each award;

•
the vesting provisions of each award;

•
the termination or cancellation provisions applicable to awards; and

•
all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the 2018 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.
Available Shares
Subject to adjustment upon certain corporate transactions or events, a maximum of 5,606,684 shares of our common stock may be issued under the 2018 Plan, as amended. Any shares covered by an award that is forfeited, canceled, or expires shall be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2018 Plan, as amended. Shares that actually have been issued under the 2018 Plan, as amended, pursuant to an award shall not be returned to the 2018 Plan, as amended, and shall not become available for future issuance under the 2018 Plan, as amended, other than unvested shares that are forfeited or repurchased by the Company. In the event any option or other award granted under the 2018 Plan, as amended, is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2018 Plan, as amended. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of an SAR, then we shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares of common stock which we were entitled to issue upon such exercise. Shares of common stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options shall not be available for awards under the 2018 Plan, as amended.
Minimum Vesting Period
Unless otherwise approved by the plan administrator, all awards will be subject to a minimum 12-month vesting schedule from the applicable date of grant such that no portion of any such award will vest or become exercisable prior the first anniversary of the date of grant of the award. Notwithstanding this minimum vesting requirement, the plan administrator retains discretionary authority to accelerate the vesting of awards under the 2018 Plan, as amended.
Dividends
No dividend or dividend equivalent will be paid on any unvested award, although the plan administrator may provide in an award agreement that dividends with respect to unvested portions of awards may accrue and be paid when and if the awards vest and shares are actually issued to the grantee.
Eligibility and Types of Awards
The 2018 Plan, as amended, permits us to grant stock awards, including stock options, SARs, restricted stock, RSUs, and dividend equivalent rights to our employees, directors, and consultants.
Stock Options
A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or a nonstatutory stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2018 Plan, as amended, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant (or 110% of the fair market value in the case of certain incentive stock options, as described below). Options granted under the 2018 Plan, as amended, will become exercisable at the rate specified by the plan administrator.
The plan administrator determines the term of the stock options granted under the 2018 Plan, as amended, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options shall terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) a broker-assisted cashless exercise, (c) the tender of common stock previously owned by the optionholder, (d) a net exercise of the option, (e) past or future services rendered, and (f) any combination of the foregoing methods of payment.
Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.
Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options will not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock (or any of our affiliates) may not be an incentive stock option unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.
Stock Appreciation Rights
SARs may be granted under the 2018 Plan, as amended, either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each SAR and the exercise price for an SAR, within the terms and conditions of the 2018 Plan, as amended, provided that the exercise price of an SAR cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of an SAR granted concurrently with a stock option, the number of shares of common stock to which the SAR relates will be reduced in the same proportion that the holder of the stock option exercises the related option.
The plan administrator determines whether to deliver cash in lieu of shares of common stock upon the exercise of an SAR. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of an SAR is determined by dividing (a) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (b) the fair market value of a share of common stock on the exercise date.
If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR will receive cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise of an SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2018 Plan, as amended, on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a nonstatutory stock option immediately prior to such surrender.
Restricted Stock
Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally will be forfeited to, or repurchased by, us.
Restricted Stock Units
An RSU is a right to receive stock, cash equal to the value of a share of stock, or other securities, or a combination of the three at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the RSU award, including the size of the RSU award, the consideration (if any) to be paid by the recipient, vesting schedule, and criteria and form (stock or cash) in which the award will be settled. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally will be forfeited to us.
Dividend Equivalent Rights
Dividend equivalent rights entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of common stock.
Performance-Based Compensation
The 2018 Plan, as amended, establishes procedures for the Company to grant performance-based awards, meaning awards structured so that they will vest only upon the achievement of performance criteria, as set forth in the 2018 Plan, as amended, established by the plan administrator for a specified performance period. The plan administrator will establish the performance goals before the 90th day of the applicable performance period (or, if the performance period is less than a year, no later than the number of days which is equal to 25% of the performance period).
Stock Dividends and Stock Splits
If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, to reflect such subdivision, combination or stock dividend.
Corporate Transactions
Effective upon the consummation of a corporate transaction, all outstanding awards under the 2018 Plan, as amended, will terminate unless they are assumed in connection with the corporate transaction.
The plan administrator has the authority, exercisable either in advance of any actual or anticipated corporate transaction or at the time of an actual corporate transaction, and exercisable at the time of the grant of an award under the 2018 Plan, as amended, or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2018 Plan, as amended, and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a corporate transaction on such terms and conditions as the plan administrator may specify. The plan administrator may also condition any such award’s vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the holder of the award within a specified period following the effective date of the corporate transaction. The plan administrator may provide that any awards so vested or released from such limitations in connection with a corporate transaction shall remain fully exercisable until the expiration or sooner termination of the award.
Amendment and Termination
Our Board of Directors generally may amend, suspend, or terminate the 2018 Plan, as amended. However, it may not amend the 2018 Plan, as amended, without stockholder approval for certain actions, such as an increase in the number of shares reserved under the 2018 Plan, as amended, modifications to the provisions of the 2018 Plan, as amended, regarding the grant of incentive stock options, modifications to the provisions of the 2018 Plan, as amended, regarding the exercise prices at which shares may be offered pursuant to options, extension of the expiration date of the 2018 Plan, as amended, and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.
Tax Withholding
The plan administrator may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (c) delivering to the Company already-owned shares of common stock, (d) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (e) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (f) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2018 Plan, as amended.
Federal Income Tax Considerations
The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2018 Plan, as amended, and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2018 Plan, as amended, should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.
Incentive Stock Options:	A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction. If a participant disposes of underlying shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally our Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (a) sales of the shares in a disqualifying disposition, (b) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (c) tax credits that may be available to participants subject to the alternative minimum tax.
Nonstatutory Stock Options:	Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (a) the exercise price is no less than the fair market value of the stock on the date of grant, and (b) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.
Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.
Stock Appreciation Rights:	A participant will not normally recognize taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation).
Restricted Stock:	A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (a) the date the shares become transferable, (b) the date the shares are no longer subject to a substantial risk of forfeiture, or (c) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Our Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.
Restricted Stock Units:	A participant will not normally recognize taxable income upon receipt of an RSU award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and/or the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Our Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.
Dividend Equivalent Rights:	A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. Our Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.
Other Awards:	Our Company generally will be entitled to an income tax deduction in connection with an award under the 2018 Plan, as amended, in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests, or becomes nonforfeitable, unless the award provides for a further deferral.
Section 409A:	Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. Most awards granted under the 2018 Plan, as amended, will be designed to qualify for an exception from the requirements of Section 409A. Certain awards under the 2018 Plan, as amended, however, may be subject to the requirements of Section 409A in form and in operation. Awards that are subject to Section 409A will generally be designed to meet the conditions under Section 409A for avoiding the adverse tax consequences resulting from a failure to comply with Section 409A. If an award under the 2018 Plan, as amended, is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received.
Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.
Impact of Section 162(m) on Tax Deductibility of Awards Under the 2018 Plan, as Amended:	Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, and our other most highly compensated officers. Compensation attributable to awards under the 2018 Plan, as amended, either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.
Plan Benefits
Since the adoption of the 2018 Plan through July 18, 2025, we have granted the following stock options under the 2018 Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our common stock.

Name and Position	Number of shares subject to Stock Options and RSUs
Named Executive Officers
Michael Rowe Chief Executive Officer and Director	18,228
Bren Kern Former Chief Operating Officer	52,748
Andrew Jones Former Chief Financial Officer	50,000
All current executive officers as a group	18,228
All current directors who are not executive officers, as a group	36,510
All employees, including all current officers who are not executive officers	165,647
New Plan Benefits
The amounts of future grants under the 2018 Plan are not determinable and will be granted at the sole discretion of the Compensation Committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the 2018 Plan or the amount or types of any such awards.
On July 23, 2025, the closing price per share of our common stock was $9.32 as reported by Nasdaq.

PROPOSAL 7
APPROVAL OF ISSUANCE OF SHARES UPON EXERCISE OF WARRANTS
On January 16, 2025, the Company entered into a warrant inducement letter (the “Inducement Letter”) with an existing institutional investor, pursuant to which the investor agreed to exercise (the “Exercise”) the warrants issued to such institutional investor in March 2022, August 2023 and July 2024, which warrants were exercisable for an aggregate of 15,769,445 shares (197,118 shares as adjusted for the reverse stock split effected by the Company at a ratio of 1-for-80 on January 31, 2025 (the “Reverse Stock Split”)) of the Company’s common stock and had an exercise price of $0.69 per share (the “Existing Warrants”). In consideration for the immediate exercise of all of the Existing Warrants for cash, the Company agreed to reduce the exercise price of the Existing Warrants to $0.0659 per share, which was less than the most recent closing price of the Company’s common stock on Nasdaq prior to the execution of the Inducement Letter. In addition, in consideration for such Exercise, the investor received new unregistered Series A and Series B warrants to purchase up to an aggregate of 31,538,890 shares (394,236 as adjusted for the Reverse Stock Split) of common stock, equal to 200% of the shares of the Company’s common stock issued in connection with the Exercise, with an exercise price of $0.0659 per share (the “New Warrants”) in a private placement pursuant to Section 4(a)(2) of the Securities Act.
The New Warrants have substantially the same terms as the Existing Warrants, will become exercisable when the Company has received stockholder approval with respect to the issuance of shares of common stock underlying the New Warrants, and will have a term of exercise of five years from the date of such stockholder approval. The Company agreed to hold a stockholder meeting for this purpose. The Company also agreed to file a resale registration statement on Form S-3 with respect to the New Warrants and the shares of common stock issuable upon exercise of the New Warrants. The Existing Warrants and the New Warrants each include a beneficial ownership limitation that prevents the institutional investor from owning more than 4.99% of the Company’s outstanding common stock at any time (which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 9.99%).
The gross proceeds to the Company from the Exercise were approximately $1.0 million, prior to deducting estimated offering expenses. The Company intends to use the remainder of the net proceeds for business growth, working capital and general corporate purposes.
The Existing Warrants and the shares underlying them were registered pursuant to a registration statement on Form S-3 (File No. 333-261638).
The foregoing descriptions of the Inducement Letter and the New Warrants are intended to be a summary, and are qualified in their entirety by reference to the Current Report on Form 8-K filed by the Company on January 16, 2025, which more fully describes the above transactions, agreements, and documents, and with which copies of the form of the Inducement Letter and the forms of the New Warrants were filed as exhibits, which are incorporated by reference herein.
Reasons for the Financing
We believe that the funding from the transactions described above was necessary in light of the Company’s cash and funding requirements at the time. The proceeds that we received from the Exercise and may receive in connection with the exercise of the New Warrants will improve our capital position and provide financing for commercial growth, working capital and general corporate purposes. We also believe that the terms of the New Warrants are reasonable in light of market conditions and the size and type of financing transaction.
Reasons for the Stockholder Approval
Our common stock is listed on the Nasdaq Capital Market, and as such, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the Inducement Letter, we are seeking stockholder approval of this proposal.
Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price.” The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the sale agreement.
The private placement in which we issued the New Warrants to the investors did not constitute a public offering under the Nasdaq Listing Rules. The initial exercise price of the New Warrants was equal to or greater than the Minimum Price, but if the exercise price is adjusted pursuant to the exercise price adjustment provisions in the New Warrants, such reduced exercise price may be less than the Minimum Price. Immediately prior to entering into the Inducement Letter, and at the time the New Warrants were issued, we had 147,194,517 (1,839,931 as adjusted for the Reverse Stock Split) shares of common stock outstanding. Therefore, the potential issuance of 394,236 shares of our common stock upon exercise of the New Warrants would constitute in excess of 20% of the shares of our common stock outstanding prior to giving effect to the issuance. Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for our common stock) in excess of 20% of the shares of our common stock outstanding on the original date of entry into the Inducement Letter, at, if applicable, an exercise price less than the Minimum Price as a result of the exercise price adjustment features of the New Warrants, since such provisions may reduce the per share exercise price and result in the issuance of shares at less than the Minimum Price.
Under the Nasdaq Listing Rules, we are not permitted to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the private placement offering in which we issued the New Warrants to the investors under Nasdaq Listing Rule 5635(b) because the investors have agreed that, for so long as they hold any shares of our common stock, neither they nor any of their affiliates will acquire shares of our common stock which will result in them and their affiliates, collectively, beneficially owning or controlling more than 4.99% of the Company’s outstanding common stock at any time (which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of the New Warrants, provided that such percentage may in no event exceed 9.99%).
Consequences of Not Approving this Proposal
The Board is not seeking the approval of our stockholders to authorize our entry into the Inducement Letter or the issuance of the New Warrants. The Inducement Letter and the New Warrants have already been executed and delivered, and the closing of the private placement has occurred. The failure of our stockholders to approve this proposal will mean that the exercise of the New Warrants will be limited to the extent that such exercise would result in the issuance, in the aggregate, of no more than 19.99% of the shares of our common stock outstanding at an exercise price less than the Minimum Price. We also agreed with the holders of the New Warrants that if we do not obtain stockholder approval of this proposal at this meeting, the Company will call a meeting every 90 days thereafter to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the New Warrants are no longer outstanding, which would require us to incur the costs of holding one or more additional stockholder meetings until we receive such approval.
Vote Required
The affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting is required to approve the issuance of up to 394,236 shares of our common stock upon the exercise of warrants pursuant to the Inducement Letter. Abstentions will have the same effect as a vote against this proposal. Under applicable exchange listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE OF UP TO 394,236 SHARES OF OUR COMMON STOCK UPON THE EXERCISE OF WARRANTS PURSUANT TO THE INDUCEMENT LETTER.

PROPOSAL 8:
ADJOURNMENT OF ANNUAL MEETING
We are asking you to vote to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of Proposals 4, 5 or 7 at the time of the Annual Meeting or if we do not have a quorum.
If our stockholders approve Proposal 8, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against the approval of Proposal 4, 5 or 7. Among other things, approval of Proposal 8 could mean that, even if we had received proxies representing a sufficient number of votes against the approval of Proposal 4, 5 or 7 such that the approval of any such proposal would be defeated, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present.
Our Board believes that it is in the best interest of the Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of Proposals 4, 5 and 7 if there are insufficient votes to approve either of such proposals at the time of the Annual Meeting or in the absence of a quorum.
Required Vote
The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal 8. Abstentions will be counted toward the vote total for Proposal 8 and will have the same effect as “AGAINST” votes. Because adjournment of the Annual Meeting is considered a “routine” matter on which brokers may vote without specific instructions from the customer, no broker non-votes are expected in connection with this proposal.
Our Board of Directors unanimously recommends that stockholders vote “FOR” approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposals 4, 5 or 7.

CORPORATE GOVERNANCE MATTERS
Information about our Board
Our Board of Directors currently comprises of five members consisting of Dr. Strahlman, Messrs. Geltzeiler, Jung and Rowe and Ms. Jacobson. Each nominated director will be elected for a term of one year and will serve until a successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Any additional directorships resulting from an increase in the number of directors or a vacancy may be filled by the directors then in office or the stockholders (as provided in our amended and restated bylaws).
As Acting Chairman, Mr. Rowe, has authority to, among other things, call and preside over meetings of our Board, set meeting agendas, and determine materials to be distributed to our Board. Accordingly, Mr. Rowe has substantial ability to shape the work of our Board. We believe Mr. Rowe possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company and our business, and is well positioned to develop agendas that ensure our Board’s time and attention are focused on critical matters.
Director Independence
Of our current directors, our Board of Directors has determined that Dr. Strahlman, Mr. Geltzeiler and Ms. Jacobson are “independent” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of our Board would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Family Relationships
There is no family relationship between any director, executive officer, or person nominated to become a director or executive officer of the Company.
Selection of Nominees for our Board of Directors
The Nominating and Corporate Governance Committee of our Board is responsible for establishing the criteria for recommending which directors should stand for re-election to our Board and the selection of new directors to serve on our Board. In addition, the committee is responsible for establishing the procedures for our stockholders to nominate candidates to our Board. The committee has not formulated any specific minimum qualifications for director candidates, but has determined certain desirable characteristics, including educational background, diversity, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Our Nominating and Corporate Governance Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating and Corporate Governance Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our Board of Directors and its committees.
On June 17, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional accredited investors. Pursuant to the terms of the Purchase Agreement, our Board of Directors appointed Mr. Jung to the Board and to the position of Chief Investment Officer. The Board of Directors has nominated Mr. Jung for re-election at the Annual Meeting.
The Purchase Agreement provides that to the extent that at any time during the 36 months following the closing date thereunder (assuming Hyperion DeFi Holdings, LLC continues to hold at least 50% of the shares of common stock underlying the shares of preferred stock and the warrants originally issued pursuant to the Purchase Agreement), Mr. Jung no longer serves as a director or the Company’s Chief Investment Officer, Hyperion DeFi Holdings, LLC shall have the right to nominate a replacement to fill either or both of those roles and the Company shall use its commercially reasonable efforts to have the replacement(s) appointed as soon as reasonably practicable. In addition, the Purchase Agreement provides that Hyperion DeFi Holdings, LLC shall have the ability to nominate a director to serve as the Chair of the Board.
Our amended and restated bylaws permit any stockholder of record to nominate directors. Stockholders wishing to nominate a director must deliver written notice of the nomination either by personal delivery or by U.S. certified mail, postage prepaid, to the Corporate Secretary (i) with respect to an election to be held at an annual meeting of stockholders, not more than 90 and not less than 60 days before the meeting at which directors are to be elected, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the tenth (10th) business day following the date on which notice of such meeting is first given to stockholders.
Any such notice must set forth the following: (A) the name and address, as they appear on the Company’s books, of (i) the stockholder who intends to make the nomination and the name and residence address of the person or persons to be nominated, and (ii) any Stockholder Associated Person (as defined below); (B) (i) any material interest in each director nomination of such stockholder or any Stockholder Associated Person, individually or in the aggregate, (ii) as to the stockholder or any Stockholder Associated Person, their holdings of our stock and whether the stockholder has entered into transactions to manage risk with respect to such stock, (iii) as to the stockholder and any Stockholder Associated Person, the name and address of such stockholder and Stockholder Associated Person, as they appear on the Company’s stock ledger, and current name and address, if different, and (iv) to the extent known by the stockholder, the name and address of any other stockholder supporting the nominee for election as a director; (C) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (D) a description of all arrangements or understandings between the stockholder and any Stockholder Associated Person and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (E) such other information regarding each nominee proposed by such stockholder as would be required to be disclosed in solicitations of proxies for election of directors, or as would otherwise be required, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by our Board of Directors; and (F) the written consent of each nominee to be named in a proxy statement and to serve as director of the Company if so elected. Our amended and restated bylaws define “Stockholder Associated Person” as (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of our shares of stock owned of record or beneficially by such stockholder, and (C) any person controlling, controlled by, or under common control with such Stockholder Associated Person.
Our Nominating and Corporate Governance Committee will evaluate a nominee recommended by a stockholder in the same manner in which the committee evaluates nominees recommended by other persons as well as its own nominee recommendations.
Information Regarding Meetings of our Board and its Committees
During 2024, our Board of Directors acted by written consent or held 27 meetings. Our Board’s three permanent committees, the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, collectively held six meetings in 2024.
All of our directors then serving on our Board of Directors attended at least 75% of the aggregate of all meetings of our Board and the committees on which he or she served during 2024. We do not have a formal written policy with respect to directors’ attendance at our annual meetings of stockholders. In 2024, all of the directors then serving on our Board of Directors attended the virtual annual meeting of stockholders.
Board Committees
Committees of our Board of Directors
Our Board of Directors has adopted written charters for each of its permanent committees, all of which are available under Investors — Governance — Documents & Charters section of our website at

www.hyperiondefi.com. The following table provides membership information of our directors in each committee of our Board as of July 18, 2025.
	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael Rowe
Rachel Jacobson
Hyunsu Jung
Michael Geltzeiler
Ellen Strahlman, M.D.

      = Committee Chair
      = Member
Audit Committee
Our Board of Directors has an Audit Committee, composed of Mr. Geltzeiler (Chair), Ms. Jacobson and Dr. Strahlman, each of whom satisfy the independence requirements of Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq listing rules and Section 10A(m)(3) of the Exchange Act. Our Board has determined that Mr. Geltzeiler is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. Our Audit Committee met four times during the 2024 fiscal year.
The Audit Committee oversees our corporate accounting, financial reporting practices, disclosures and the audits of financial statements. The Audit Committee’s duties, which are specified in its charter, include, but are not limited to:
•
reviewing and discussing with management and the independent auditor the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition” (“MD&A”) and the annual audited financial statements, and recommending to our Board of Directors whether the audited financial statements should be included in our Form 10-K;

•
reviewing and discussing with management and the independent auditor the Company’s disclosures under the MD&A section included in our Form 10-Q, the quarterly financial statements, and the independent auditor’s evaluation of our ability to continue as a going concern;

•
discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•
discussing with management major risk assessment and risk management policies;

•
assessing the impact of significant accounting or financial developments that may have an impact on the Company;

•
monitoring the independence of the independent auditor;

•
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
monitoring compliance with employee conflict of interest policies and regulations;

•
reviewing and approving all related-party transactions;

•
reviewing and enforcing the Company’s Code of Conduct and Business Ethics;

•
inquiring and discussing with management our compliance with applicable laws and regulations;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•
appointing or replacing the independent auditor;

•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
reviewing with the independent auditor and certain executive officers the adequacy and effectiveness of our accounting and internal control policies, and our internal control over financial reporting;

•
establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or reports which raise material issues regarding our financial statements or accounting policies;

•
overseeing internal audit coverage and reviewing reports to management prepared by the internal audit function, as well as management’s response; and

•
approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee has a charter, which is reviewed annually. Please also see the report of the Audit committee set forth elsewhere in this proxy statement.
Compensation Committee
Our Board of Directors has a Compensation Committee, composed of Dr. Strahlman (Chair), Mr. Geltzeiler and Ms. Jacobson, all of whom satisfy the independence requirements of Rules 5605(a)(2) and 5605(d)(2) of the Nasdaq listing rules. Our Compensation Committee met two times during the 2024 fiscal year.
The Compensation Committee’s duties, which are specified in its charter, include, but are not limited to:
•
reviewing and approving on an annual basis the corporate goals and objectives of the Company’s executive compensation plans;

•
evaluating our Chief Executive Officer’s performance in light of our corporate goals and objectives, and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•
reviewing and approving the compensation of all of our other executive officers;

•
reviewing our executive compensation policies and plans;

•
reviewing and approving any employment, severance, change in control, or termination arrangements with any executive officer;

•
reviewing employee compensation arrangements and benefit plans in light of the goals and objectives of such arrangements or plans, and evaluating their impact on risk-taking and our corporate strategy;

•
implementing, administering, and reviewing our incentive compensation equity-based remuneration plans;

•
evaluating annually the appropriate level of compensation for Board and committee service by non-employee directors;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments, and other special compensation and benefit arrangements for our executive officers and employees;

•
if required, producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee may consider recommendations by our Chief Executive Officer regarding the Company’s compensation and employee benefit plans and practices with respect to executive officers, other than the Chief Executive Officer, and the Company’s director compensation arrangements. Pursuant to its written charter, the Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to conduct investigations into or studies of matters within the committee’s scope of responsibilities. Additionally, the Compensation Committee has the authority to form subcommittees and may delegate to such subcommittees such power and authority as the committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members.
The Compensation Committee has a charter, which is reviewed annually.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Ms. Jacobson (Chair), Mr. Geltzeiler and Dr. Strahlman, all of whom satisfy the independence requirements of Rule 5605(a)(2) of the Nasdaq listing rules. Our Nominating and Corporate Governance Committee did not hold any meetings during the 2024 fiscal year.
•
developing and recommending to the Board of Directors minimum qualifications for director nominees;

•
identifying and screening candidates for the Board, and recommending nominees for election of directors;

•
establishing procedures to exercise oversight of the evaluation of the Board, including an annual self-assessment by all directors of the Board and its standing committees;

•
developing and recommending to the Board a set of corporate governance guidelines, as well as reviewing these guidelines and recommending any changes to the Board;

•
reviewing the structure of the Board’s committees and recommending to the Board for its approval directors to serve as members of each committee; and

•
making recommendations to Board with respect to potential successors to the Company’s Chief Executive Officer and Chairman of the Board and developing and recommending to the Board annual management succession and career development plans with respect to the Company’s senior management.

The Nominating and Corporate Governance Committee has a charter, which will be reviewed annually.
Risk Oversight
While the Company’s senior management has responsibility for the management of risk, our Board of Directors plays an important role in overseeing this function. Our Board reviews our market and business risks during its meetings and, since its formation, each of its committees oversees risks associated with its respective area of responsibility. In particular, the Audit Committee oversees risk related to our accounting, tax, financial, and public disclosure processes. It also assesses risks associated with our financial assets. The Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on the Company. Our Nominating and Corporate Governance Committee seeks to minimize risks related to our governance structure by implementing sound corporate governance principles and practices. Each of the Board’s committees reports to the full Board as appropriate on its efforts at risk oversight and on any matter that rises to the level of a material or enterprise level of risk.
ESG Oversight
At the Board level, we have reviewed and previously amended the charters of the Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee to include within each committee’s purpose, duties and responsibilities oversight of our environmental, social and governance (“ESG”) practices and policies. Each committee’s specific duties and responsibilities in this regard will include reviewing, monitoring, evaluating and overseeing the Company’s programs, policies and practices relating to ESG risks, opportunities and impacts to support the sustainable growth of the Company’s business, as it relates to each such committee’s duties and responsibilities, and making recommendations to the Board of Directors regarding the Company’s overall strategy with respect to ESG matters.
Code of Conduct
We have adopted a written code of business conduct and ethics that applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, and agents and representatives.
The full text of our code of business conduct and ethics is available under the Investors —  Governance — Documents & Charters section of our website at www.hyperiondefi.com. Our Board of Directors is responsible for overseeing our code of business conduct and ethics and any waivers applicable to any director, executive officer, or employee. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and agents and representatives, on our website identified above.
Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale and other dispositions of our securities that applies to directors, officers, employees and consultants of the Company, as well as certain other covered persons. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A full copy of our Insider Trading Policy can be found as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Hedging and Pledging Transactions
Under our Insider Trading Policy, we strongly discourage our employees (including our named executive officers) and our directors from hedging our securities, holding shares of our common stock in a margin account, or pledging shares of our common stock as collateral for a loan.
Stockholder Communications with our Board of Directors
Stockholders who wish to communicate with members of our Board of Directors, including the independent directors individually or as a group, may send correspondence to them in care of our Corporate Secretary at our principal executive office at 23461 South Pointe Drive, Suite 390, Laguna Hills, CA 92653. Such communication will be forwarded to the intended recipient(s). We currently do not intend to have our Corporate Secretary screen this correspondence, but we may change this policy if directed by our Board due to the nature or volume of the correspondence.

DIRECTOR COMPENSATION
In April 2022, our Board of Directors, upon recommendation of the Compensation Committee, adopted a Non-Employee Director Compensation Policy for the Company’s non-employee directors, which was further amended in August 2022, March 2023 and July 2025.
Pursuant to the Amended and Restated Non-Employee Director Compensation Policy, as amended on July 22, 2025, each such non-employee director will receive a quarterly retainer of $25,000, and a one-time equity award of 50,000 RSUs, to be granted on the date of the Annual Meeting, and beginning with the 2026 annual meeting of stockholders, an annual equity award valued at $185,000 payable in RSUs for service on the Board. The one-time grant was approved in recognition of the Company’s new business strategy, the responsibilities of the newly reconstituted Board, and service on the Board prior to the Company’s recent change in business strategy. The settlement of such RSUs will occur upon vesting, as follows: (1) 25,000 RSUs shall vest on December 15, 2025; (2) 12,500 RSUs shall vest on May 26, 2026; and (3) 12,500 RSUs shall vest on August 16, 2026, and shall vest immediately in full upon the date on which a change in control has occurred, or the date on which a non-employee director’s service on the Board concludes for any reason other than a self-initiated decision by such non-employee director to step down from the Board. The Chair of our Board receives an additional quarterly retainer of $15,000. Additionally, our Audit Committee Chair receives an additional quarterly retainer of $10,000, while all other members of our Audit Committee receive an additional quarterly retainer of $5,000. Our Compensation Committee Chair receives an additional quarterly retainer of $10,000, while all other members of our Compensation Committee receive an additional quarterly retainer of $5,000. Our Nominating and Corporate Governance Committee Chair receives an additional quarterly retainer of $10,000, while all other members of our Nominating and Corporate Governance Committee receive an additional quarterly retainer of $5,000.
During the fiscal year ended December 31, 2024 and pursuant to the Non-Employee Director Compensation Policy in effect prior to the amendments adopted in July 2025, each non-employee director received an annual retainer of $40,000 and an equity award valued at $80,000 payable half in RSUs and half in options for service on the Board. Additionally, our Audit Committee Chair received an additional annual retainer of $20,000, while all other members of our Audit Committee received an additional annual retainer of $10,000. Our Compensation Committee Chair received an additional annual retainer of $15,000, while all other members of our Compensation Committee received an additional annual retainer of $7,500. Our Nominating and Corporate Governance Committee Chair received an additional annual retainer of $10,000, while all other members of our Nominating and Corporate Governance Committee received an additional annual retainer of $5,000. Our Innovation Committee Chair received an additional annual retainer of $15,000, while all other members of our Innovation Committee received an additional annual retainer of $7,500.
The following table sets forth certain information concerning the compensation of our then serving directors (excluding Mr. Rowe, who was a named executive officer) for the fiscal year ended December 31, 2024:
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)(1)	All other compensation ($)	Total ($)
Tsontcho Ianchulev, M.D., M.P.H(2)	$88,750	$40,000(3)	$40,000(4)	$60,000(5)	$228,750
Michael Geltzeiler	$60,000	$40,000(3)	$40,000(4)		$140,000
Rachel Jacobson	$53,750	$40,000(3)	$40,000(4)	—	$133,750
Charles E. Mather IV(6)	$85,000	$40,000(3)	$40,000(4)	—	$165,000
Ram Palanki, Pharm.D.(7)	$56,250	$40,000(3)	$40,000(4)	—	$136,250
Ellen Strahlman, M.D.	$65,000	$40,000(3)	$40,000(4)	—	$145,000

(1)
The amounts reported in the “Stock awards” and “Option awards” columns reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 12 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions underlying the valuation of equity awards.

(2)
For the first three quarters of 2024, Dr. Ianchulev received $15,000 per quarter for his services as the Executive Chair in addition to the compensation payable to non-employee members of the Board. Effective September 30, 2024, Dr. Ianchulev stepped down as Executive Chair of the Board and was compensated as a non-employee member of the Board going forward. On June 17, 2025, Dr. Ianchulev resigned from the Board.

(3)
On June 12, 2024, the Board of Directors granted to each of Dr. Ianchulev, Mr. Geltzeiler, Ms. Jacobson, Mr. Mather, Dr. Palanki and Dr. Strahlman 61,481 RSUs (768 RSUs as adjusted to reflect the Reverse Stock Split) with an aggregate grant date fair value of $40,000, computed in accordance with FASB ASC Topic 718. These RSUs vested on June 12, 2025.

(4)
On June 12, 2024, the Board of Directors granted to each of Dr. Ianchulev, Ms. Jacobson, Mr. Mather, Mr. Palanki and Dr. Strahlman options to purchase 85,106 shares of our common stock (1,064 shares as adjusted to reflect the Reverse Stock Split) at an exercise price of $0.65 per share, exercisable on June 12, 2025.

(5)
Through September 30, 2024, Dr. Ianchulev served as Executive Chair of the Board and received $15,000 per quarter for Medical Advisory services in addition to the compensation payable as the Executive Chair as well as the compensation payable to non-employee members of the Board.

(6)
On June 17, 2025, Mr. Mather resigned from the Board.

(7)
On June 17, 2025, Dr. Palanki resigned from the Board.

None of our non-employee directors received any compensation for the fiscal year ended December 31, 2024 in their capacity as directors other than as reflected above and, with respect to Mr. Rowe, in the Summary Compensation Table.

AUDIT COMMITTEE REPORT
The Audit Committee has (1) reviewed and discussed with management the audited financial statements for the year ended December 31, 2024, (2) discussed with Marcum, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, (3) received the written disclosures and the letter from Marcum concerning applicable requirements of the PCAOB regarding Marcum’s communications with the Audit Committee concerning independence, and (4) discussed with Marcum its independence. Based upon these discussions and reviews, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which is filed with the SEC.
The Audit Committee is currently composed of the following three directors: Mr. Geltzeiler, Dr. Strahlman and Ms. Jacobson.
All are independent directors as defined in Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq listing rules and Section 10A(m)(3) of the Exchange Act. Our Board has determined that Mr. Geltzeiler is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available under the — Investors —  Governance — Documents & Charters section of our website at www.hyperiondefi.com.
Marcum served as our independent registered public accounting firm since 2017 and audited our financial statements for the years ended December 31, 2016 through December 31, 2024.
Summary of Fees
The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, each year, at the time it engages an independent registered public accounting firm, the Audit Committee pre-approves the engagement terms and fees and may also pre-approve detailed types of audit-related and permitted non-audit services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis.
The following table summarizes the aggregate fees billed for professional services rendered to us by Marcum in 2024 and 2023. A description of these various fees and services follows the table.
	2024	2023
Audit Fees	$241,191	$241,610
Audit-Related Fees	$250,815	$155,970
Tax Fees	—	—
All Other Fees	—	—
Audit Fees
Audit fees relate to the financial statement audits, the quarterly reviews and related matters. Audit fees include services rendered by Marcum for the 2024 and 2023 audits totaling $125,956 and $167,375, respectively. Fees also include services rendered by Marcum for their reviews of the condensed financial statements included in the Company’s Form 10-Q’s during the first three quarters of 2024 and 2023 totaling $115,235 and $74,235, respectively.
Audit-Related Fees
Audit-related fees include services, including services related to the review of our registration statements, SEC comment letters and issuance of comfort letters by Marcum in 2024 and 2023, totaling $ 250,815 and $155,970, respectively.

Tax Fees
No tax fees were billed to us by Marcum for the years ended December 31, 2024 or 2023.
All Other Fees
No other fees were billed to us by Marcum for the years ended December 31, 2024 or 2023.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Michael Geltzeiler (Chair)
Ellen Strahlman, M.D.
Rachel Jacobson

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 8, 2025 unless otherwise noted below for the following:
•
each person or entity known to own beneficially more than 5% of our outstanding common stock as of the date indicated in the corresponding footnote;

•
the named executive officers set forth in the Summary Compensation Table;

•
each director; and

•
all current directors and executive officers as a group.

Applicable percentage ownership is based on 5,304,868 shares of our common stock outstanding as of July 8, 2025, unless otherwise noted below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options currently exercisable, or exercisable within 60 days after July 8, 2025 is deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is c/o 23461 South Pointe Drive, Suite 390, Laguna Hills, CA 92653.
Name of Beneficial Owner	Shares Beneficially Owned Number	Percentage
Directors and Named Executive Officers
Michael Rowe(1)	18,803	*
John Gandolfo(2)	990	*
Bren Kern(3)	29,781	*
Andrew Jones(4)	—	—
Hyunsu Jung	—	—
Michael Geltzeiler(5)	9,437	*
Rachel Jacobson(6)	8,115	*
Ellen Strahlman(7)	8,429	*
All directors and executive officers as a group (6 persons)(8)	575,555	*
5% Stockholders:
Avenue Capital Group(9)	435,438	8.2%

*
Less than 1% of the outstanding shares of our common stock.

(1)
Includes (i) 1,374 shares of common stock, (ii) 6,600 vested and undelivered RSU shares of common stock and (iii) 10,829 shares of common stock underlying options that are exercisable within 60 days of July 8, 2025.

(2)
Includes (i) 100 shares of common stock and (ii) 890 shares of common stock underlying options that are exercisable within 60 days of July 8, 2025. Mr. Gandolfo retired in November 2024.

(3)
Includes (i) 27,650 shares of common stock and (ii) 2,131 shares of common stock underlying options that are exercisable within 60 days of July 8, 2025. Mr. Kern stepped down from his position in July 2025.

(4)
Mr. Jones served as our Chief Financial Officer from August 2024 to November 2024, and remains with the Company as a consultant.

(5)
Includes 8,015 vested and undelivered RSU shares of common stock and (ii) 1,422 shares of common stock underlying options that are exercisable within 60 days of July 8, 2025.

(6)
Includes 6,301 vested and undelivered RSU shares of common stock and (ii) 1,814 shares of common stock underlying options that are exercisable within 60 days of July 8, 2025.

(7)
Includes (i) 471 shares of common stock, (ii) 6,235 vested and undelivered RSU shares of common stock and (iii) 1,723 shares of common stock underlying options that are exercisable within 60 days of July 8, 2025.

(8)
See footnotes (1) through (7).

(9)
Based on information known to the Company and a Schedule 13D/A filed with the SEC on July 2, 2025 by Avenue Capital Group (“Avenue Capital”). Consists of (i) 174,175 shares of common stock held directly by Avenue Venture Opportunities Fund, L.P. (“Avenue I”) and (ii) 261,263 shares of common stock held directly by Avenue Venture Opportunities Fund II, L.P. (“Avenue II”) and excludes (i) 140,000 shares of common stock issuable upon exercise of a warrant to purchase shares of the Company’s common stock issued to Avenue I and (i) 210,000 shares of common stock issuable upon exercise of a warrant to purchase shares of common stock issued to Avenue II. Avenue Capital Management II, L.P. is a registered investment adviser and is the manager (“Manager”) of each of Avenue and Avenue II, (the “Avenue Funds”). The general partner of each of Avenue I and Avenue II has delegated all management authority to Manager and therefore, Manager has sole voting and dispositive power over all securities of the Company held by the Avenue Funds but disclaims beneficial ownership thereof except to the extent of its pecuniary interest, if any, therein. Avenue Venture Opportunities Partners, LLC (“AVOP”) is the general partner of Avenue I. AVOP has delegated voting and dispositive power over securities held by Avenue I to Manager and disclaims beneficial ownership of securities held by Avenue I, except to the extent of its pecuniary interest, if any, therein. GL Venture Opportunities Partners, LLC (“GLVOP”) is the managing member of AVOP, the general partner of Avenue I. GLVOP has no voting or dispositive power over securities held by Avenue I and disclaims beneficial ownership of securities held by Avenue I, except to the extent of its pecuniary interest, if any, therein. Avenue Venture Opportunities Partners II, LLC (“AVOPII”) is the general partner of Avenue II. AVOPII has delegated voting and dispositive power over securities held by Avenue II to Manager and disclaims beneficial ownership of securities held by Avenue II, except to the extent of its pecuniary interest, if any, therein. GL Venture Opportunities Partners II, LLC (“GLVOPII”) is the managing member of AVOPII, the general partner of Avenue II. GLVOPII has no voting or dispositive power over securities held by Avenue II and disclaims beneficial ownership of securities held by Avenue II, except to the extent of its pecuniary interest, if any, therein. Marc Lasry is the beneficial owner of GLVOP and GLVOPII and therefore is the ultimate beneficial owner of the Avenue Funds. Mr. Lasry does not have voting or dispositive power over securities held by the Avenue Funds. The Avenue Funds and related entities described herein are subject to a blocker that limits their beneficial ownership to 9.99% of the outstanding shares of common stock of the Company (the “Blocker”). The aggregate beneficial ownership of the Avenue Funds and related entities gives effect to the Blocker and therefore excludes shares of common stock issuable upon exercise of the warrants. The address of Avenue Capital Group is 11 West 42nd Street, 9th Floor New York, NY, 10036.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of a registered class of our common stock or other equity securities to file with the SEC certain reports of ownership and reports of changes in ownership of our securities. Executive officers, directors, and stockholders who hold more than 10% of our outstanding registered common stock are required by the SEC to furnish us with copies of all required forms filed under Section 16(a). Based solely on a review of this information and written representations from these persons that no other reports were required, we believe that, during the prior fiscal year, all of our executive officers, directors, and, to our knowledge, 10% stockholders complied with the filing requirements of Section 16(a) of the Exchange Act.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers as of July 18, 2025:
Name	Age	Position
Michael Rowe	62	Chief Executive Officer
Hyunsu Jung	29	Chief Investment Officer
See “Director Nominees” above for additional information about Messrs. Rowe and Jung.

EXECUTIVE COMPENSATION
The following discussion relates to the compensation of Michael Rowe (our Chief Executive Officer), John P. Gandolfo (our Former Chief Financial Officer) and Bren Kern (our Former Chief Operating Officer), each a “named executive officer” for 2024, and Andrew Jones (our former Chief Financial Officer).
Key Elements of Our Compensation Program for 2024
In 2024, we compensated our named executive officers through a combination of base salary and long-term equity incentives in the form of options. Our named executive officers are also eligible for our standard benefits programs, which include group health insurance and vacation programs.
We do not use specific formulas or weightings in determining the allocation of the various compensation elements. Instead, the compensation for our named executive officers has been designed to provide a combination of fixed and at-risk compensation that is tied to the achievement of our short- and long-term objectives. We believe that this approach achieves the primary objectives of our compensation program.
We are continually evaluating various compensation programs to implement as our business evolves. The disclosures below describe our historical compensation practices.
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to our named executive officers for fiscal years ended December 31, 2024 and 2023. The Company does not have any non-equity incentive plans or awards.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	All other compensation ($)	Total ($)
Michael Rowe Chief Executive Officer	2024	632,500(2)	—	—	101,230(3)	74,026(4)	807,756
	2023	575,000(2)	189,750	—		10,718(5)	775,468
John P. Gandolfo(6) Former Chief Financial Officer	2024	409,938(7)	—	—	80,984(8)	29,597(9)	520,518
	2023	452,500(6)	111,994	—	107,279(10)	13,660(11)	685,433
Bren Kern(12) Former Chief Operating Officer	2024	396,750(12)	—	—	67,487(13)	43,127(14)	507,364
	2023	345,000(11)	56,925	—	151,423(15)	13,660(16)	567,008
Andrew Jones Former Chief Financial Officer	2024	100,128(17)	—	—	83,232(18)	28,565(18)	211,925

(1)
The amounts reported in the “Stock awards” and “Option awards” columns reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 12 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for the assumptions underlying the valuation of equity awards.

(2)
During 2024, Mr. Rowe was paid pursuant to the terms of an Employment Agreement dated July 26, 2022.

(3)
During 2024, we granted options to purchase 936 shares of common stock at an exercise price of $152.80 per share to Mr. Rowe. The options had an original grant date fair value of $101,230. The options vested as to one-third of the shares underlying the options on February 12, 2025, and the remaining options become exercisable in 24 equal increments on one-month anniversaries thereafter. The shares and exercise price of the grant have been adjusted to reflect a reverse stock split at a ratio of 1-for-80, which was effected on January 31, 2025 (the “Reverse Stock Split”).

(4)
Represents amounts paid to Mr. Rowe in 2024 for accrued vacation time when the Company transitioned to an unlimited vacation time policy in 2024, matching funds for his contributions to the Company’s 401(k) program and a monthly cell phone allowance received by all Company employees.

(5)
Represents amounts paid to Mr. Rowe in 2023 for matching funds for his contributions to the Company’s 401(k) program and a monthly cell phone allowance received by all Company employees.

(6)
Mr. Gandolfo retired in November 2024.

(7)
Mr. Gandolfo was paid pursuant to the terms of an Employment Agreement dated February 15, 2019, as amended on March 10, 2022.

(8)
During 2024, we granted options to purchase 749 shares of common stock at an exercise price of $152.80 per share to Mr. Gandolfo. The options had an original grant date fair value of $80,984. Mr. Gandolfo retired on November 15, 2024, thus the options did not vest partially or in total so they were forfeited on the retirement date. The shares and exercise price of the grant have been adjusted to reflect the Reverse Stock Split.

(9)
Represents amounts paid to Mr. Gandolfo in 2024 for accrued vacation time when the Company transitioned to an unlimited vacation time policy in 2024, matching funds for his contributions to the Company’s 401(k) program and a monthly cell phone allowance received by all Company employees.

(10)
During 2023, we granted options to purchase 852 shares of common stock at an exercise price of $172.80 per share to Mr. Gandolfo. The options had an original grant date fair value of $107,279. The options vested as to one-third of the shares underlying the options on January 17, 2024 and the remaining options become exercisable in 24 equal increments on one-month anniversaries thereafter. The shares and exercise price of the grant have been adjusted to reflect the Reverse Stock Split. Mr. Gandolfo retired on November 15, 2024 and a portion of the shares were partially vested on that date, thus 355 options were forfeited while the remaining 497 options expired three months after Mr. Gandolfo’s retirement.

(11)
Represents amounts paid to Mr. Gandolfo in 2023 for matching funds for his contributions to the Company’s 401(k) program, and a monthly cell phone allowance received by all Company employees.

(12)
Mr. Kern became a named executive officer for the first time for the fiscal year ended December 31, 2023. Mr. Kern subsequently transitioned out of his position as Chief Operating Officer in July 2025 in connection with the Company’s reduction in force.

(13)
During 2024, we granted options to purchase 624 shares of common stock at an exercise price of $152.80 per share to Mr. Kern. The options had a grant date fair value of $67,487. The options vested as to one-third of the shares underlying the options on February 12, 2025 and the remaining options become exercisable in 24 equal increments on one-month anniversaries thereafter. The shares and exercise price of the grant have been adjusted to reflect the Reverse Stock Split. In connection with the Company’s reduction in force, Mr. Kern transitioned out of his position as Chief Operating Officer in July 2025, and a portion of the shares were partially vested on that date, thus 659 options were forfeited.

(14)
Represents amounts paid to Mr. Kern in 2024 for accrued vacation time when the Company transitioned to an unlimited vacation time policy in 2024, matching funds for his contributions to the Company’s 401(k) program and a monthly cell phone allowance received by all Company employees.

(15)
During 2023, we granted options to purchase 1,499 shares of common stock at an exercise price of $137.20 per share to Mr. Kern. The options had a grant date fair value of $151,423. The options vested as to one-third of the shares underlying the options on January 3, 2024 and the remaining options become exercisable in 24 equal increments on one-month anniversaries thereafter. The shares and exercise price of the grant have been adjusted to reflect the Reverse Stock Split. In connection with the Company’s reduction in force, Mr. Kern transitioned out of his position as Chief Operating Officer in July 2025, and a portion of the shares were partially vested on that date, thus 659 options were forfeited.

(16)
Represents amounts paid to Mr. Kern in 2023 for matching funds for his contributions to the Company’s 401(k) program, and a monthly cell phone allowance received by all Company employees.

(17)
Mr. Jones served as our Chief Financial Officer and Secretary from August 30, 2024 to November 22, 2024.

(18)
During 2024, we granted options to purchase 2,500 shares of common stock at an exercise price of $44.00 per share to Mr. Jones. The options had a grant date value of $83,232. The options vested as to one-quarter of the shares underlying the options on August 30, 2025 and the remaining options become exercisable in 3 one-year anniversaries thereafter. The shares and exercise price of the grant have been adjusted to reflect the Reverse Stock Split. Mr. Jones forfeited his options upon his resignation. This grant expired on November 22, 2024 when Mr. Jones transitioned out of his position as Chief Financial Officer, Treasurer and Secretary of the Company.
(19)
Represents amounts paid to Mr. Jones in 2024 for accrued vacation time when the Company transitioned to an unlimited vacation time policy in 2024 and a monthly cell phone allowance received by all Company employees. Mr. Jones also received a consulting fee after transitioning from his role as CFO.

Employment and Consulting Arrangements
Michael Rowe
Mr. Rowe is currently compensated for his services as our Chief Executive Officer pursuant to an Employment Agreement dated July 26, 2022, as amended on June 17, 2025 (as amended, the “Rowe Employment Agreement”). On July 26, 2022, the Board of Directors appointed Michael Rowe as the Company’s Chief Executive Officer.
Under the terms of the Rowe Employment Agreement, the Company must pay Mr. Rowe a base salary of not less than $575,000 per year. Mr. Rowe is eligible to receive an annual cash bonus based upon the achievement of pre-established annual individual and Company objectives determined by the Company’s Board of Directors or its Compensation Committee. He is also eligible to receive equity award grants pursuant to the terms and conditions of the Company’s then current equity plan, subject to the terms of an equity agreement as approved by the Board of Directors or Compensation Committee.
John P. Gandolfo
Mr. Gandolfo was compensated for his services as our Chief Financial Officer pursuant to an Employment Agreement dated February 15, 2019, as amended on March 10, 2022 (the “Gandolfo Employment Agreement”).
Under the terms of the Gandolfo Employment Agreement, the Company was required to pay Mr. Gandolfo a base salary of not less than $366,000 per year. Mr. Gandolfo was eligible to receive an annual cash bonus, based upon the achievement of pre-established annual individual and Company objectives determined by the Company’s Board of Directors or its Compensation Committee. He also was eligible to receive equity award grants pursuant to the terms and conditions of the Company’s then current equity plan, subject to the terms of an equity agreement as approved by the Board of Directors or Compensation Committee. Mr. Gandolfo retired on November 15, 2024.
Bren Kern
Mr. Kern was compensated for his services as our Chief Operating Officer pursuant to an Employment Agreement dated December 19, 2022 (the “Kern Employment Agreement”).
Under the terms of the Kern Employment Agreement, the Company was required to pay Mr. Kern a base salary of not less than $345,000 per year. Mr. Kern was eligible to receive an annual cash bonus, based upon the achievement of annual performance objectives generally determined by the Compensation Committee. He was also eligible to receive equity award grants pursuant to the terms and conditions of the Company’s then current equity plan, subject to the terms of an equity agreement as approved by the Board of Directors. In connection with the Company’s reduction in force, Mr. Kern ended his employment with the Company in July 2025.
Andrew Jones
Mr. Jones was compensated for his services as our Chief Financial Officer pursuant to an Employment Agreement dated August 30, 2024 (the “Jones Employment Agreement”).
Under the terms of the Jones Employment Agreement, the Company paid Mr. Jones a base salary of not less than $440,000 per year. Mr. Jones was eligible to receive an annual cash bonus, based upon the achievement of pre-established annual individual and Company objectives determined by the Company’s Board of Directors or its Compensation Committee. He was also eligible to receive equity award grants pursuant to the terms and conditions of the Company’s then current equity plan, subject to the terms of an equity agreement as approved by the Board of Directors or Compensation Committee.
On November 22, 2024, Mr. Jones transitioned out of his position as Chief Financial Officer into a role as a part-time consultant for the Company. Mr. Jones received $20,000 for his consulting services to the Company for 2024.
Termination of Employment Agreements
The Rowe Employment Agreement discussed above provides the following upon termination of Mr. Rowe’s employment:
Termination by Company for Cause; by Company without Cause or by Executive without Good Reason within Executive’s First Six (6) Months of Employment; or as a Result of Executive’s Disability or Death.   If Mr. Rowe’s employment is terminated by us for Cause (as defined in the Rowe Employment Agreement), by us without Cause within Mr. Rowe’s first six months of employment, by Mr. Rowe without Good Reason (as defined in the Rowe Employment Agreement), or as a result of Mr. Rowe’s Disability (as defined in the Rowe Employment Agreement) or death, then we must pay the portion of Mr. Rowe’s base salary that has accrued prior to such termination and has not yet been paid, any bonus previously earned by Mr. Rowe but not yet paid, any accrued and unused vacation or sick leave, and the amount of any expenses properly incurred by Mr. Rowe prior to any such termination and not yet reimbursed (collectively, the “Accrued Obligations”) promptly following the effective date of such termination, subject to certain exceptions.
Termination by Company without Cause, by Executive for Good Reason Following Executive’s First Six (6) Months of Employment or Upon Retirement.   In the event that Mr. Rowe’s employment is terminated by us other than for Cause, Disability or death at any time after Mr. Rowe’s first six months of employment as CEO, or in the event that Mr. Rowe retires from employment with the Company after attaining his 64th birthday, then, in addition to the Accrued Obligations, Mr. Rowe is entitled to receive the following, subject to certain terms and conditions:
•
Severance Payment.   Payment in an amount equal to Mr. Rowe’s base salary for a 12 month period, less customary and required taxes and employment-related deductions, paid in one lump sum amount.

•
Benefits.   health insurance coverage at no cost to Mr. Rowe, until the earlier to occur of 12 months following the termination date or the date Mr. Rowe elects to participate in the group health plan of another employer.

Change in Control Provision of Employment Agreements
The Rowe Employment Agreement also provides that if within 12 months following any “Corporate Transaction” (as defined in the 2018 Plan) of the Company, the executive’s employment is terminated by the Company without Cause or the executive suffers an Involuntary Termination (as defined in the employment agreements), provided that the executive has signed a full release of all claims, the executive will be entitled to receive, in lieu of what is described above: (i) severance pay equal to 12 months of his then-current base salary, and (ii) a reimbursement for health insurance benefits under COBRA for the executive and his spouse and dependents for a period of 12 months or until the executive becomes eligible for comparable insurance benefits from another employer, whichever is earlier.
As defined in the 2018 Plan, a “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive: (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iii) the complete liquidation or dissolution of the Company; (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.
Outstanding Equity Awards as of December 31, 2024
The following table sets forth information regarding all outstanding stock options held by our named executive officers as of December 31, 2024 (as adjusted for the Reverse Stock Split):
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Michael Rowe Chief Executive Officer	750(1)	—	504.00	7/2/2028
	248(2)	—	496.00	7/24/2028
	534(3)	—	248.80	8/16/2029
	1,644(4)	—	217.60	6/3/2030
	1,603(5)	—	480.80	1/29/2031
	272	17(6)	248.00	2/14/2032
	4,276	1,223(7)	132.80	8/1/2032
	—	936(11)	152.80	2/12/2034
Bren Kern Chief Operating Officer	486	139(7)	132.80	8/1/2032
	956	543(10)	137.20	1/3/2033
	—	624(11)	152.80	2/12/2034
John Gandolfo Former Chief Financial Officer	890(8)	—	697.60	4/16/2028
	310(2)	—	496.00	2/15/2025
	667(3)	—	248.80	2/15/2025
	1,434	—	217.60	2/15/2025
	1,603	—	480.80	2/15/2025
	265	—	248.00	2/15/2025
	497	—	172.80	2/15/2025

(1)
The options vested as to 20.83 shares on August 2, 2018 and vested in equal 20.83 share amounts on each of the 35 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(2)
The options vested as to one-third of the shares underlying the options on July 24, 2019 and became exercisable in equal share amounts on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(3)
The options vested as to one-third of the shares underlying the option on August 16, 2020 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(4)
The options vested as to one-third of the shares underlying the options on June 3, 2021 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(5)
The options vested as to one-third of the shares underlying the options on January 30, 2022 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(6)
The options vested as to one-third of the shares underlying the options on February 14, 2023 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(7)
The options vested as to one-third of the shares underlying the options on August 1, 2023 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(8)
The options vested as to 24.72 shares on May 16, 2018 and vested in equal 24.72 share amounts on each of the 35 one-month anniversaries thereafter, subject to acceleration in certain circumstances. The shares of the grant have been affected by an 80 to 1 reverse stock split effective January 31, 2025.

(9)
The options vested as to one-third of the shares underlying the options on January 17, 2024 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(10)
The options vested as to one-third of the shares underlying the options on January 3, 2024 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

(11)
The options vested as to one-third of the shares underlying the options on February 12, 2025 and the remaining options become exercisable in equal increments on each of the 24 one-month anniversaries thereafter, subject to acceleration in certain circumstances.

Timing of Equity Grants
We do not have any program, plan or obligation that requires us to grant equity awards on specified dates, although the Company’s longstanding practice has been to make annual equity grants in January and May or June of each year at the regularly scheduled meetings of the Compensation Committee and the Board of Directors. We believe this allows management, the Compensation Committee and the Board to review all elements of compensation at the same points in each year. The Board, with respect to our CEO, and the Compensation Committee, with respect to our other NEOs, may also grant equity awards from time to time in recognition of a NEO’s expanded duties and responsibilities or continuing contributions to the Company’s performance.
Neither the Compensation Committee nor the Board takes material nonpublic information into account when determining the timing and terms of grants of equity compensation. Further, we do not have any program, plan or practice to time grant dates of equity compensation awards in coordination with the release of material nonpublic information and have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, the following table and related disclosure provide information about (i) the “total compensation” of our Principal Executive Officers (“PEOs”), and our other named executive officers (the “Other NEOs” or the “Non-PEO NEOs”) as presented in the “Summary Compensation Table” included elsewhere in this proxy statement, (ii) the “compensation actually paid” to our PEOs and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures and (iv) the relationship of the “compensation actually paid” to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act, and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of company or individual performance.

Year	Summary Compensation Table Total for PEO: Rowe(1)	Compensation Actually Paid to PEO: Rowe(2)(3)	Summary Compensation Table Total for PEO: Ianchulev(1)	Compensation Actually Paid to PEO: Ianchulev(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income (Loss) (in thousands)
2024	$807,756	$509,675	N/A	N/A	$413,269	$292,520	$3.65	$(49,818)
2023	$775,468	$1,184,606	N/A	N/A	$626,220	$658,059	$52.00	$(27,261)
2022	$1,333,510	$1,286,810	$732,383	$731,683	$651,288	$621,388	$40.75	$(28,011)

(1)
In 2022, each of Mr. Rowe and Mr. Ianchulev served as our PEO for part of the year. Mr. Rowe served as our only PEO in 2023. The Non-PEO NEOs for whom the average compensation is presented in this table for 2024 are Mr. Gandolfo, Mr. Kern and Mr. Jones; for 2023 are Mr. Gandolfo and Mr. Kern; and for 2022 is Mr. Gandolfo. Mr. Gandolfo retired in November 2024. Mr. Kern ended his employment with the Company in July 2025. Mr. Jones served as our Chief Financial Officer from August 2024 to November 2024.

(2)
The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions for the PEOs and the Non-PEO NEOs set forth below. Amounts excluded, which are set forth in the table below, represent the Stock Awards and Option Awards reported in the Stock Awards and Option Awards columns of the Summary Compensation Table for each applicable year. Amounts added back to determine Compensation Actually Paid are made up of the following components, which are set forth in the table below, as applicable: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year have been subtracted. Equity values are calculated in accordance with ASC Topic 718.

(4)
Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules. The value in this column is the value at the end of each applicable year assuming a $100 investment was made in the Company’s common stock on December 31, 2021. The closing price of our common stock on December 31, 2021 was $320.00; the closing price of our common stock on December 30, 2022 was $130.40; the closing price of our common stock on December 29, 2023 was $166.40; and the closing price of our common stock on December 31, 2024 was $11.68 (all prices adjusted to reflect the Reverse Stock Split).

In accordance with the requirements of Item 402(v) of Regulation S-K, the following table details the adjustments to the Summary Compensation Table to determine “compensation actually paid” for the PEOs and NEOs. The dollar amounts do not reflect actual compensation earned by or paid to our PEOs and NEOs during the applicable year.

	PEO: Rowe			PEO: Ianchulev			Non-PEO NEOs
	2024	2023	2022	2024	2023	2022	2024	2023	2022
Summary Compensation Table Total	$807,756	$775,468	$1,333,510	N/A	N/A	$732,383	$413,269	$626,220	$651,288
Less: Average Grant Date Fair Value of Equity Awards	(101,230)	—	$(583,500)	—	—	$(69,900)	(77,234)	$(129,350)	$(52,900)
Less: Prior Year-End Fair Value of Equity Awards Granted in Prior Years that Forfeited During the Fiscal Year(1)	—	—	—	—	—	—	(14,133)	—	—
Add: Year-End Fair Value of Equity Awards Granted in the Year	2,200	—	$536,800	—	—	$69,200	933	$138,600	23,000
Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	(48,900)	$371,700	—	—	—	—	(2,800)	11,000	—
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(150,151)	$37,438	—	—	—	—	(27,515)	11,590	—
Average Compensation Actually Paid	509,675	$1,184,606	$1,286,810	N/A	N/A	$731,683	292,520	$658,059	$621,388

(1)
In November 2024, Mr. Gandolfo and Mr. Jones resigned from the Company, thus forfeiting the unvested option awards previously granted. The year-end fair value of equity awards granted to Mr. Gandolfo and Mr. Jones in 2024 did not vest and therefore have been excluded. This treatment is in accordance with Item 402(v) of Regulation S-K.

Comparison of “Compensation Actually Paid” to our Total Shareholder Return (“TSR”)
Our TSR was $40.75, $52.00 and $3.65 for the years ended December 31, 2022, 2023 and 2024, respectively. Dr. Ianchulev’s “compensation actually paid” was $0.7 million for the year ended December 31, 2022, and Mr. Rowe’s “compensation actually paid” was $1.3 million, $1.2 million and $0.5 million for the years ended December 31, 2022, 2023 and 2024, respectively. The average “compensation actually paid” to our Other NEOs was $0.6 million, $0.7 million and $0.3 for the years ended December 31, 2022, 2023 and 2024, respectively. Our TSR increased in 2023 but decreased in 2024; “compensation actually paid” to our PEOs decreased in 2023 and 2024; and average “compensation actually paid” to our Other NEOs increased in 2023 and decreased in 2024.
Comparison of “Compensation Actually Paid” to Net Income (Loss)
Our net loss was approximately $28.0 million in 2022, $27.2 million in 2023 and $49.8 million in 2024. Dr. Ianchulev’s “compensation actually paid” was $0.7 million for the year ended December 31, 2022, and Mr. Rowe’s “compensation actually paid” was $1.3 million, $1.2 million and $0.5 million for the years ended December 31, 2022, 2023 and 2024, respectively. The average “compensation actually paid” to our Other NEOs was $0.6 million, $0.7 million and $0.3 million for the years ended December 31, 2022, 2023 and 2024, respectively. Our net loss decreased in 2023 and increased in 2024; “compensation actually paid” to our PEOs decreased in 2023 and 2024; and average “compensation actually paid” to our Other NEOs increased in 2023 and decreased in 2024.
We do not utilize TSR or net income (loss) as performance measures in our executive compensation program; however, we do utilize other performance measures to align executive compensation with the Company’s performance.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
There were no transactions since January 1, 2023 to which we have been or are a participant, including currently proposed transactions, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any of our directors, executive officers, or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with any of these individuals, had or has a direct or indirect material interest except as described below.
Securities Purchase Agreement, dated June 17, 2025
On June 17, 2025, the Company entered into the Purchase Agreement with certain institutional accredited investors. Pursuant to the terms of the Purchase Agreement, our Board of Directors appointed Mr. Jung to the Board and to the position of Chief Investment Officer. The Board of Directors has nominated Mr. Jung for re-election at the Annual Meeting.
The Purchase Agreement provides that to the extent that at any time during the 36 months following the closing date thereunder (assuming Hyperion DeFi Holdings, LLC continues to hold at least 50% of the shares of common stock underlying the shares of preferred stock and the warrants originally issued pursuant to the Purchase Agreement), Mr. Jung no longer serves as a director or the Company’s Chief Investment Officer, Hyperion DeFi Holdings, LLC shall have the right to nominate a replacement to fill either or both of those roles and the Company shall use its commercially reasonable efforts to have the replacement(s) appointed as soon as reasonably practicable. In addition, the Purchase Agreement provides that Hyperion DeFi Holdings, LLC shall have the ability to nominate a director to serve as the Chair of the Board.
Indemnification Agreements
Our Charter and our amended and restated bylaws provide that we shall indemnify our directors and officers to the fullest extent permitted by law. We also maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against unindemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions. We have also entered into director indemnification agreements with each of our directors.
Employment and Consulting Arrangements
We have entered into employment and consulting arrangements with our named executive officers that provide for salary and severance compensation. For more information regarding these arrangements and amounts earned pursuant to them, see “Executive Compensation — Employment and Consulting Arrangements” and the “Summary Compensation Table” above.
Equity Issued to Executive Officers and Directors
We granted options and restricted stock units to our named executive officers and directors in 2024, as more fully described in the sections entitled “Outstanding Equity Awards as of December 31, 2024” and “Director Compensation”.
Procedures for Approval of Related-Party Transactions
The Audit Committee, pursuant to its written charter and our Related Party Transaction Policy, is responsible for reviewing and approving or ratifying any related-party transaction reaching a certain threshold of significance. In the course of its review and approval or ratification of a related-party transaction, the committee, among other things, considers, consistent with Item 404 of Regulation S-K, the following:
•
whether the transaction was undertaken in the ordinary course of business;

•
whether the transaction was initiated by the Company or the related person;

•
whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve the related person;

•
whether there are business reasons for the Company to enter into the transaction;

•
the approximate dollar value of the transaction, and the significance of that amount, particularly as it relates to the related person;

•
whether the transaction would impair the independence of an outside director;

•
any pre-existing contractual obligations; and

•
whether the transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer, or the related person, the direct or indirect nature of the director’s, executive officer’s, or the related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to vote or participate in discussions regarding approval or ratification of the transaction, but must provide all material information regarding the transaction to the Audit Committee.
Future transactions between us and our officers, directors, or 5% stockholders, and respective affiliates will be on terms that the committee determines in good faith to be in the best interests of the Company and its stockholders and will be approved by a majority of our directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.
To the best of our knowledge, since January 1, 2023, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds $120,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

STOCKHOLDER PROPOSALS
Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC and applicable Delaware law. We have not received any stockholder proposals for consideration at our Annual Meeting.
Under Rule 14a-8 under the Exchange Act, in order for a stockholder proposal (other than for director nominations) to be included in our proxy solicitation materials for the 2026 annual meeting of stockholders, it must be delivered to our principal executive offices located at 23461 South Pointe Drive, Suite 390, Laguna Hills, CA 92653 by March 23, 2026. To be considered for presentation at the 2026 annual meeting of stockholders, although not included in the proxy statement, proposals (other than for director nominations) must be delivered to our principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of this year’s annual meeting; provided, however, that if the date of the 2026 annual meeting is more than 30 days before or 60 days after August 18, 2026, notice by the stockholder must be delivered not later than the close of business no earlier than the 120th day prior to the 2026 annual meeting or the later of (1) the 90th day prior to the 2026 annual meeting or (2) the 10th day following the first public announcement of the date of the 2026 annual meeting. Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2026 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.
Delaware law permits any stockholder of record to nominate directors. Stockholders wishing to nominate a director must deliver written notice of the nomination either by personal delivery or by U.S. certified mail, postage prepaid, to the Corporate Secretary (i) with respect to an election to be held at an annual meeting of stockholders, not more than 90 and not less than 60 days before the meeting at which directors are to be elected, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of the election of directors, not later than the close of business on the 10th business day following the date on which notice of such meeting is first given to stockholders. Stockholder notices must comply with Rule 14a-19 under the Exchange Act and set forth the specific information as more fully described in our amended and restated bylaws and in “Corporate Governance — Selection of Nominees for our Board of Directors” above.
HOUSEHOLDING MATTERS
The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of our 2024 Annual Report to Stockholders or this Proxy Statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of our 2024 Annual Report to Stockholders or Proxy Statement either now or in the future, please contact our Corporate Secretary either by calling (833) 393-6684 or by mailing a request to Attn: Corporate Secretary, 23461 South Pointe Drive, Suite 390, Laguna Hills, CA 92653. Upon written or oral request to the Corporate Secretary, we will provide a separate copy of our 2024 Annual Report to Stockholders and this Proxy Statement. In addition, stockholders at a shared address who receive multiple copies of our 2024 Annual Report to Stockholders or this Proxy Statement may request to receive a single copy of our 2024 Annual Report to Stockholders or this Proxy Statement in the future in the same manner as described above.
ANNUAL REPORT ON FORM 10-K
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the SEC is accessible free of charge on our website at www.hyperiondefi.com under Investors — Financials — SEC Filings. The Annual Report on Form 10-K contains audited balance sheets of the Company as of December 31, 2024 and 2023, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2024. You can request a copy of our Annual Report on Form 10-K, including our financial statements, free of charge by calling (833) 393-6684 or sending an e-mail to our Corporate Secretary at admin@hyperiondefi.com. Please include your contact information with the request.

OTHER MATTERS
We do not know of any additional matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board recommends.
THE BOARD OF DIRECTORS
Dated: July 24, 2025

Annex A
CERTIFICATE OF AMENDMENT
OF THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF HYPERION DEFI, INC.
Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Hyperion DeFi, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:
1.
The name of the corporation is Hyperion DeFi, Inc. (the “Corporation”).

2.
The Corporation’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) was filed on January 29, 2018, and thereafter, Certificates of Amendment were filed on June 12, 2018, June 12, 2024, January 31, 2025, June 30, 2025 and [      ], 2025 with the Secretary of State of the State of Delaware.

3.
Section 4.1 of Article IV of the Certificate of Incorporation is hereby amended by deleting such Section 4.1 in its entirety and replacing it with the following

“Section 4.1 Authorized Capital Stock.   The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 880,000,000 shares, consisting of 600,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 60,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”
4.
This Certificate of Amendment of the Certificate of Incorporation, as amended, has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.
This Certificate of Amendment shall be effective on [      ], 2025 at [     ] Eastern Time.

[Signature Page Follows.]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer this [  ]th day of [             ], 2025.
HYPERION DEFI, INC.
By:

Name:
Title:

A-2

Annex B
CERTIFICATE OF AMENDMENT
OF THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF HYPERION DEFI, INC.
Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Hyperion DeFi, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:
6.
The name of the corporation is Hyperion DeFi, Inc. (the “Corporation”).

7.
The Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) was filed on January 29, 2018, and thereafter, Certificates of Amendment were filed on June 12, 2018, June 12, 2024, January 31, 2025, June 30, 2025 and [      ], 2025 with the Secretary of State of the State of Delaware.

8.
Section 7.3 of Article VII of the Certificate of Incorporation is hereby amended by deleting such Section 7.3 in its entirety and replacing it with the following:

“Section 7.3 Action by Written Consent.   To the extent permitted by DGCL, any action required or permitted to be taken by the stockholders of the Corporation may be effected by written consent of the stockholders.”
9.
This Certificate of Amendment of the Certificate of Incorporation, as amended, has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

10.
This Certificate of Amendment shall be effective on [      ], 2025 at [      ] Eastern Time.

[Signature Page Follows.]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by a duly authorized officer this [  ]th day of [      ], 2025.
HYPERION DEFI, INC.
By:

Name:
Title:

B-2

Annex C
HYPERION DEFI, INC.
AMENDED AND RESTATED
2018 OMNIBUS STOCK INCENTIVE PLAN, AS AMENDED
2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on March 6, 2018 and June 11, 2018, respectively
Amendment to 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on April 5, 2019 and June 11, 2019, respectively
Amendment and Restatement of 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on April 7, 2020 and June 30, 2020, respectively
Amendment to Amended and Restated 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on March 31, 2021 and June 16, 2021, respectively
Amendment to Amended and Restated 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on February 28, 2022 and June 16, 2022, respectively
Amendment to Amended and Restated 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on March 6, 2023 and June 27, 2023, respectively
Amendment to Amended and Restated 2018 Omnibus Stock Incentive Plan Approved by
the Board and Stockholders on July 23, 2025 and August 18, 2025, respectively
1.
Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business.

2.
Definitions. The following definitions shall apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)
“Administrator” means the Plan Administrator as described in Section 4.

(b)
“Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Delaware, and, to the extent other than Delaware, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c)
“Assumed” means, with respect to an Award, that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d)
“Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e)
“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)
“Board” means the Board of Directors of the Company.

(g)
“Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:

(i)
that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or

(ii)
in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the Grantee’s failure to follow the reasonable instructions of the Board or such Grantee’s direct supervisor, which failure, if curable, is not cured within 10 days after notice to such Grantee or, if cured, recurs within 180 days.

(h)
“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(i)
“Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan in accordance with Section 4(a) below.

(j)
“Common Stock” means the Company’s voting common stock, $0.0001 par value per share.

(k)
“Company” means Hyperion DeFi, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(l)
“Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m)
“Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan shall include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option beginning on the day three months and one day following the expiration of such three month period.
(n)
“Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)
a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)
the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)
the complete liquidation or dissolution of the Company;

(iv)
any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)
acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.

(o)
“Data” has the meaning set forth in Section 22 of this Plan.

(p)
“Director” means a member of the Board or the board of directors of any Related Entity.

(q)
“Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(r)
“Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(s)
“Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(t)
“Effective Date” has the meaning set forth in Section 15 below.

(u)
“Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to make such person an “Employee” of the Company or a Related Entity.

(v)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)
“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i)
If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq Global Select Market, The Nasdaq Global Market, or The Nasdaq Capital Market of The Nasdaq Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)
If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)
In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(x)
“Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y)
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z)
“Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa)
“Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)
“Option” means an option to purchase one or more Shares pursuant to an Award Agreement granted under the Plan.

(cc)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)
“Performance Period” means the time period during which specified performance criteria must be met in connection with vesting of an Award as determined by the Administrator, as described in Section 6(d) below.

(ee)
“Plan” means this Hyperion DeFi, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan, as the same may be amended from time to time.

(ff)
“Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than 30 days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(gg)
“Related Entity” means any Parent or Subsidiary of the Company.

(hh)
“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ii)
“Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(jj)
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(kk)
“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(ll)
“Section 409A” means Section 409A of the Code, the Treasury Regulations and other guidance issued thereunder by the United States Department of the Treasury (whether issued before or after the Effective Date), and all state laws of similar effect.

(mm)
“Share” means a share of the Common Stock.

(nn)
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(oo)
“Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

3.
Stock Subject to the Plan.

(a)
Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 5,606,684 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)
Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for Awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(1), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of Shares which it was entitled to issue upon such exercise, notwithstanding that cash was issued in lieu of such Shares. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for Awards under the Plan.
4.
Administration of the Plan.

(a)
Plan Administrator.

(i)
Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)
Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and may or may not be composed of members of the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(b)
Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c)
Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)
to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)
to determine whether and to what extent Awards are granted hereunder;

(iii)
to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)
determine the vesting schedule applicable to all Awards under the Plan, provided, however, that in any event the minimum vesting period for all Awards granted under the Plan after the Effective Date will be at least 12 months from the applicable date of grant such that no portion of any such Award will vest or become exercisable prior to the first anniversary of the date of grant of such Award;

(v)
to determine the type, terms and conditions of any Award granted hereunder;

(vi)
to accelerate vesting on any Award or to waive any forfeiture restrictions applicable thereto (notwithstanding the minimum vesting requirement set forth in Section 2(c)(iv) above), or to waive any other limitation or restriction with respect to an Award;

(vii)
to approve forms of Award Agreements for use under the Plan;

(viii)
to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;
(ix)
to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(x)
to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

(xi)
to institute an option exchange program;

(xii)
to make other determinations as provided in this Plan; and

(xiii)
to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.
(d)
Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within 30 days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.
Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company or any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.
Terms and Conditions of Awards.

(a)
Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such Awards include, without limitation, Options, SARs, sales or bonuses of

Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two or more of them in any combination or alternative.
(b)
Designation of Award. Each Award shall be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, any portion of an Option designated as an Incentive Stock Option that exceeds the $100,000 limitation of Section 422(d) of the Code will be treated as a Non-Qualified Stock Option. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option shall be a Non-Qualified Stock Option.

(c)
Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule (subject to the limitation set forth in Section 2(c)(iv) above), repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d)
Performance-Based Awards. The Administrator may include in an Award provisions such that the vesting or other realization of an Award by a Grantee will be subject to the achievement of certain performance criteria as the Administrator may determine over the course of a Performance Period determined by the Administrator.

(i)
The performance criteria will be established by the Administrator and may include any one of, or combination of, the following criteria:

(A)
Net earnings or net income (before or after taxes);

(B)
Earnings per share;

(C)
Net sales growth;

(D)
Net operating profit;

(E)
Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(F)
Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(G)
Cash flow per share;

(H)
Earnings before or after taxes, interest, depreciation, and/or amortization;

(I)
Gross or operating margins;

(J)
Productivity ratios;

(K)
Share price (including, but not limited to, growth measures and total stockholder return);

(L)
Expense targets or ratios;

(M)
Charge-off levels;

(N)
Improvement in or attainment of revenue levels;

(O)
Margins;

(P)
Operating efficiency;

(Q)
Operating expenses;

(R)
Economic value added;

(S)
Improvement in or attainment of expense levels;

(T)
Improvement in or attainment of working capital levels;

(U)
Debt reduction;

(V)
Capital targets;

(W)
Regulatory, clinical or manufacturing milestones; and

(X)
Consummation of acquisitions, dispositions, projects or other specific events or transactions.

(ii)
Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable. Performance objectives may be adjusted for material items not originally contemplated in establishing the performance target for items resulting from discontinued operations, extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or unusual items. Performance measures may vary from Award to Award, and from Grantee to Grantee, and may be established on a standalone basis, in tandem or in the alternative. The Administrator will have the authority to impose such other restrictions on as it may deem necessary or appropriate to ensure that performance-based Awards under this Section 6(d) satisfy all requirements of the Applicable Laws.

(iii)
Before the 90th day of the applicable Performance Period (or, if the Performance Period is less than one year, no later than the number of days which is equal to 25% of such Performance Period), the Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of the such criteria.

(iv)
Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Awards for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award for a Performance Period only if the performance criteria for such Performance Period are achieved. In determining the amounts earned by a Grantee pursuant to an Award issued pursuant to this Section 6(d), the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate

Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.
(v)
Payment of the Award to a Grantee shall be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

(e)
Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(f)
Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(g)
Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)
Early Exercise. An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)
Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than 10 years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j)
Transferability of Awards. Unless the Administrator provides otherwise, no Award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k)
Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(l)
Stock Appreciation Rights. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any Grantee shall relate to such number of Shares as shall be determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(i)
the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (A) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (B) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

(ii)
the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(1) shall be deemed to have been converted into a Non-Qualified Stock Option immediately prior to such surrender.
7.
Award Exercise or Purchase Price, Consideration and Taxes.

(a)
Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows.

(i)
In the case of an Incentive Stock Option:

(1)
granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant; or

(2)
granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii)
In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(iii)
In the case of other Awards, such price as is determined by the Administrator.

(iv)
Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award and the Applicable Laws.

(b)
Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)
cash;

(ii)
check;

(iii)
surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)
with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

(v)
with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vi)
past or future services actually or to be rendered to the Company or a Related Entity; or

(vii)
any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(vii), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.
8.
Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

9.
Tax Withholding.

(a)
Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.

(b)
The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:

(i)
paying cash;

(ii)
electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;

(iii)
delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

(iv)
selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

(v)
retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or

(vi)
any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.
10.
Rights As a Stockholder.

(a)
Restricted Stock. Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect to any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto). No dividends or Dividend Equivalent Rights will be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

(b)
Other Awards. In the case of Awards other than Restricted Stock, a Grantee will not have any rights of a stockholder, nor will dividends or Dividend Equivalent Rights accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

11.
Exercise of Award.

(a)
Procedure for Exercise.

(i)
Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

(ii)
An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b)
Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c)
Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within 12 months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)
Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the 12 month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within 12 months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e)
Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award shall remain exercisable until one month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

12.
Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

(a)
If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

(b)
As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
(c)
Subject to the Applicable Laws and any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.

(d)
No fractional Shares shall be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

13.
Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.

14.
Corporate Transactions.

(a)
Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are assumed in connection with the Corporate Transaction.

(b)
Acceleration of Award Upon Corporate Transaction. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction, and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)
Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.

15.
Effective Date and Term of Plan. This Plan was initially adopted by the Board on March 6, 2018 and was approved by the stockholders of the Company on June 11, 2018. A subsequent amendment to the Plan was adopted by the Board on April 5, 2019 and was approved by the stockholders of the Company on June 11, 2019. The Board approved the Plan, as amended and restated, on April 7, 2020 and the same was approved by the stockholders of the Company on June 30, 2020. The Board approved the Plan, as amended and restated, on March 31, 2021, and the same was approved by the stockholders of the Company on June 16, 2021. The Board approved the Plan, as amended and restated, on February 28, 2022, and the same was approved by the stockholders of the Company on June 16, 2022. The Board approved the Plan, as amended and restated, on March 6, 2023, and the same was approved by the stockholders of the Company on June 27, 2023. The Board approved the Plan, as amended and restated, on July 23, 2025, and the same was approved by the stockholders of the Company on August 18, 2025 (the “Effective Date”). The Plan shall continue in effect for a period of 10 years from the Effective Date unless sooner terminated. The expiration of the Plan will not have the effect of terminating any Awards outstanding on such date, except as otherwise provided in the applicable Award Agreement.

16.
Amendment, Suspension or Termination of the Plan.

(a)
The Board may at any time suspend or terminate the Plan, or amend the Plan in any respect, except that it may not, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i)
increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii)
modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

(iii)
modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);

(iv)
extend the expiration date of the Plan; and

(v)
except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.

(b)
No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)
No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

17.
Reservation of Shares.

(a)
The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)
The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
18.
No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

19.
No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

20.
Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.

21.
Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

22.
Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

23.
Application of Section 409A. This Plan and Awards granted hereunder are intended to comply with the requirements of Section 409A, to the extent applicable. All Awards will be construed and administered such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies the requirements of Section 409A. If an Award is subject to Section 409A: (i) distributions will only be made in a manner and upon an event permitted under Section 409A, (ii) payments to be made upon a termination of employment will only be made upon a “separation from service” under Section 409A, (iii) payments to be made upon a Corporate Transaction will only be made upon a “change of control event” under Section 409A, and (iv) in no event will a Grantee, directly or indirectly, designate the calendar year in which a distribution is made, except in accordance with Section 409A. Each payment in any series of installment payments under an Award will be treated as a separate payment for purposes of Section 409A. Any Award granted under this Plan that is subject to Section 409A and that is to be distributed to a “specified employee” (as defined in Section 409A) upon a separation from service will be administered so that any distribution with respect to such Award will be postponed for six months following the date of the Grantee’s separation from service, if required by Section 409A. If a distribution is so delayed pursuant to Section 409A, the distribution will be paid within 30 days after the end of the six-month period or the Grantee’s death, if earlier. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures, or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee will be solely responsible for the tax consequences of Awards, and in no event will the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A. Although the Company intends to administer the Plan to prevent taxation under Section 409A, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.
24.
Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

25.
Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

NAME & ADDRESS HERE As a stockholder of Hyperion DeFi, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received August 17, 2025 by 11:59 p.m. Eastern Time. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. HYPERION DEFI, INC.ANNUAL MEETING OF STOCKHOLDERS AUGUST 18, 2025 at 12:00 p.m. EASTERN TIMETHIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS OF HYPERION DEFI, INC.The stockholder(s) hereby appoint(s) Michael Rowe and Andrew Jones or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Hyperion DeFi, Inc., that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m. Eastern Time on August 18, 2025 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/hypd/2025. You may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. For further instructions on how to attend and vote at the Annual Meeting of Stockholders, please see “How do I attend the meeting?” in the Questions and Answers about the Annual Meeting section of the Proxy Statement.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.NAME & ADDRESS HERE YOUR CONTROL NUMBER Address Change:(If you noted any Address Changes above, please mark box.) ☐This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.Signature Date Title Signature (Joint Owners)NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 18, 2025: The Proxy Statement and Annual Report are available at:https://web.viewproxy.com/hypd/2025 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5 6, 7, and 8.Your Board of Directors recommends a vote FOR all the nominees listed in Proposal 1.Please mark your votes like this1.To elect the five directors named in the Proxy Statement for one-year terms expiring in 2026 or until their successors have been elected and qualified (“Proposal 1”);ELECTION OF DIRECTORS:FORWITHHOLD (1)Michael Rowe☐☐ (2)Michael Geltzeiler☐☐ (3)Rachel Jacobson☐☐ (4)Hyunsu Jung☐☐ (5)Ellen Strahlman, M.D.☐☐ Your Board of Directors recommends a vote FOR Proposals 2, 3, 4, 5,6, 7, and 8.2.To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 by the audit committee of the Company’s Board of Directors (“Proposal 2”);FOR ☐AGAINST ☐ABSTAIN ☐3.To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”);FOR ☐AGAINST ☐ABSTAIN ☐4.To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the Proxy Statement as Annex A, to, at the discretion of the Board, increase the number of shares of common stock authorized for issuance thereunder from 300,000,000 shares to 600,000,000 shares and the number of shares of preferred stock authorized for issuance thereunder from 6,000,000 shares to 60,000,000 shares (“Proposal 4”);FOR ☐AGAINST ☐ABSTAIN ☐ 5.To approve an amendment to the Charter, in substantially the form attached to the Proxy Statement as Annex B, to enable stockholders of the Company to act by written consent in lieu of a meeting (“Proposal 5”)FOR ☐AGAINST ☐ABSTAIN ☐6.To approve amendments to the Company’s Amended and Restated 2018 Omnibus Stock Incentive Plan, as amended (the “2018 Plan”), in substantially the form attached to the Proxy Statement as Annex C (“Proposal 6”);FOR ☐AGAINST ☐ABSTAIN ☐7.To approve the issuance of up to 394,236 shares of the Company’s common stock upon the exercise of warrants issued to a certain institutional investor pursuant to a Warrant Inducement Letter, dated January 16, 2025, as required by and in accordance with Nasdaq Listing Rule 5635(d) (“Proposal 7”); andFOR ☐AGAINST ☐ABSTAIN ☐8.To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 4, 5 or 7 (“Proposal 8”).FOR ☐AGAINST ☐ABSTAIN ☐We will also consider any other business that properly comes before the Annual Meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the proxy named in the Proxy Card or Voter Instruction Card will vote the shares it represents using its best judgment.